Exhibit 10(a)

AGREEMENT OF PURCHASE AND SALE

OF NETWORK AND RELATED EQUIPMENT

This Agreement of Purchase and Sale of Network and Related Equipment (this “Agreement”) executed this 30th day of April, 2008 by and between CURRENT Communications of Texas, L.P., a Delaware limited partnership (the “Seller”), Oncor Electric Delivery Company LLC, a Delaware limited liability company (the “Buyer”), and with respect to Sections 3.2, 4.1, 4.2, 4.3, 4.10, 9.1 and 9.2 only, CURRENT Group, LLC, a Delaware limited liability company (the “Guarantor”).

RECITALS

WHEREAS, Seller and Buyer, on April 13, 2006, entered into each of (i) the Utility Services Master Framework Agreement (ii) the Access Agreement, (iii) the Distribution Facilities License Agreement, (iv) the BPL AMR Communications Agreement, (v) the Fiber To Substation Services Agreement, and (vi) the Distribution Network Monitoring Services Agreement (collectively, the “Utility Agreements”), pursuant to which Seller would own and operate a broadband over powerline network (“BPL Network”) within Buyer’s service area for the purpose of providing certain utility services to Buyer and to allow Seller to offer voice, video and data services within Buyer’s service area;

WHEREAS, Seller and Buyer have determined to restructure their relationship whereby (i) the Oncor-CCT Agreements (as defined below) would be terminated, (ii) (A) Seller would sell Buyer the BPL Network as constructed as of the Closing, and certain finished goods inventory and additional components all as described in Schedule A attached hereto (such BPL Network, finished goods inventory and additional components as of the Closing, and such software upgrades, the “Constructed BPL Network”), (B) Current Technologies, LLC, an Affiliate of Seller, would develop and provide a license to Oncor for certain software enhancements as described in Schedule F to that certain Equipment Sales, Services and Licensing Agreement dated as of even date herewith (the “Sales Agreement”), between Buyer and Current Technologies, LLC; (C) Current Technologies, LLC would provide a license to Buyer to use software and intellectual property used therewith, as more specifically set forth in Exhibit B attached hereto, and (D) Seller would assign, and Buyer would assume, the contracts and the permits set forth under “Transferred Permits” on Schedule B attached hereto (the “Assumed Contracts” and the “Transferred Permits”, respectively) that are necessary or desirable for Buyer to use the equipment and other assets on the BPL Network, and (iii) pursuant to and in accordance with the terms and conditions of the Sales Agreement, Current Technologies, LLC will sell or offer to sell to Buyer and Buyer will purchase or have the right to purchase from Current Technologies, LLC services and equipment for Buyer to operate, extend and maintain the BPL Network, as provided under the Sales Agreement;

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NOW THEREFORE, in consideration of the mutual promises and covenants contained herein and of other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I

TERMS OF THE SALE

SECTION 1.1 Purchase and Sale of Assets. Seller hereby sells and delivers to the Buyer against payment therefor as provided in Section 1.2(a) the Constructed BPL Network, the Assumed Contracts and the Transferred Permits, free of all Adverse Claims (as defined below).

SECTION 1.2 Purchase Price. As consideration for the Constructed BPL Network and the software enhancements, and the assumption of the Assumed Contracts and the Transferred Permits, the Buyer shall pay to the Seller the sum of Ninety Million Dollars ($90,000,000) (“Purchase Price”) in cash on the Closing Date by wire transfer to an account designated by the Seller, less $1,734,245.31 for aggregate amounts due IES from Seller under the IES Services Agreement and due Buyer from Seller under the Oncor-CCT Agreements.

SECTION 1.3 Further Assurances. From time to time after the Closing Date, the Seller shall execute and deliver to the Buyer such instruments of sale, transfer, conveyance, assignment, consent, assurance, power of attorney, and other such instruments as may be reasonably requested by the Buyer in order to vest in the Buyer all right, title, and interest in and to the Constructed BPL Network, the Assumed Contracts and the Transferred Permits. The parties hereto will execute, deliver and file such other instruments of sale, transfer, conveyance, assignment, consent, assurance, power of attorney and other such instruments as may be reasonably required by the other parties hereto in order to complete the transfer of the Constructed BPL Network to, and the assumption of the Assumed Liabilities (as defined in Section 2.1) by, the Buyer, and as otherwise necessary to complete the transactions contemplated by this Agreement and incident thereto (collectively, the “Transactions”). The Buyer and the Seller shall each provide the other with such assistance as reasonably may be requested by the other in connection with the preparation of any tax return, an audit or examination of any such return by any taxing authority or any judicial or administrative proceeding relating to liability for taxes and shall each retain and provide the other with any records or other information which may be relevant to such a return, audit, examination or proceeding.

SECTION 1.4 Closing.

(a) The closing of the sale and purchase of the Constructed BPL Network, the Assumed Contracts and the Transferred Permits and the assumption of the Assumed Liabilities (as defined below) (the “Closing”) shall take place at the offices of the Buyer or electronically concurrently with the execution and delivery of the Sales Agreement and the License Agreement on such date that is two business days after the satisfaction or waiver of all conditions to the obligations of the parties set forth in Article VII or at such other place or at such other time or on such other date as the parties may mutually agree upon in writing.

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(b) At the Closing, the Seller shall deliver or cause to be delivered to the Buyer:

(i)	a bill of sale and assignment, in the form attached hereto as Exhibit A, with regard to the Constructed BPL Network and the Assumed Contracts and the Transferred Permits duly executed by the Seller;

(ii)	a duly executed software and intellectual property license agreement in the form attached hereto as Exhibit B, with regard to the software and intellectual property relating to the Constructed BPL Network (the “ License Agreement”);

(iii)	the Sales Agreement duly executed by CURRENT Technologies, LLC;

(v)	the inventory of finished goods and additional components described in Schedule C, subject to Section 1.5(b);

(vi)	the “As-Built” documentation relating to the Constructed BPL Network attached hereto as Schedule D;

(vii)	a certificate of Seller, dated as of the Closing Date, signed by an authorized person of Seller, certifying that to Seller’s knowledge the conditions set forth in Section 7.5(a) - (e) have been fulfilled;

(viii)	(A) good standing certificates of Seller and Guarantor certified as of a recent date by the Delaware Secretary of State, (B) copies of certificate of limited partnership and certificate of formation of Seller and Guarantor, respectively, certified as of a recent date by the Delaware Secretary of State, (C) a certification of an authorization person of Seller and Guarantor of the names and signatures of each authorized person of each who is signing any document on its behalf in connection with this Agreement, and (D) certificate of an authorized person of Seller and Guarantor attaching a copy of the approval by each such entity’s Board of Directors or other governing body authorizing the execution, delivery and performance of this Agreement and the related agreements to which it is a party;

(ix)	a certificate of Guarantor, dated the Closing Date, signed by an officer of Guarantor, certifying that the representations and warranties of Guarantor contained in Sections 4.1, 4.2, 4.3 and 4.10 are true and correct in all material respects on and as of the Closing Date, and the covenants and agreements of Guarantor to be performed on or before the Closing Date shall have been duly performed in all material respects;

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(x)	a release of all claims against InfrastruX Energy Services BPL LLC (successor-in-interest to InfrastruX Energy Services BPL LP) (“IES”) executed by Seller in the form attached as Exhibit D; and

(xi)	such other documents and instruments of assignment or conveyance as the Buyer may reasonably request as necessary or appropriate for the purpose of effecting the Transactions (as defined below) provided for and contemplated herein and to vest in the Buyer good and marketable title to the Constructed BPL Network.

(c) At the Closing, the Buyer shall deliver to the Seller:

(i)	the Purchase Price;

(ii)	the Sales Agreement duly executed by the Buyer;

(iii)	a release of all claims executed by IES in the form attached as Exhibit D;

(iv)	a certificate of Buyer, dated as of the Closing Date, signed by an authorized person of Buyer, certifying that to Buyer’s knowledge the conditions set forth in Section 7.4(a) - (d) have been fulfilled;

(v)	(A) good standing certificates of Buyer certified as of a recent date by the Delaware Secretary of State, (B) copy of certificate of formation of Buyer, certified as of a recent date by the Delaware Secretary of State, (C) a certification of an authorization person of Buyer of the names and signatures of each authorized person of each who is signing any document on its behalf in connection with this Agreement, and (D) certificate of an authorized person of Buyer attaching a copy of the approval by such entity’s Board of Directors or other governing body authorizing the execution, delivery and performance of this Agreement and the related agreements to which it is a party;

(vi)	such other documents and instruments and certificates as shall be reasonably requested by the Seller for the purpose of effecting the Transactions provided for and contemplated herein.

SECTION 1.5 Post-Closing.

(a) During the thirty-six (36) month period after the Closing, upon the reasonable request by Oncor, CURRENT shall provide for the Constructed BPL Network,

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the Assumed Contracts and Transferred Permits, and the software that is the subject of the License Agreement, any operational information and details, construction and installation information, and equipment and component information reasonably required in connection with the operation and control of the Constructed BPL Network; provided that this Section 1.5(a) is not intended to be a replacement for Training Services set forth on Schedule C to the Sales Agreement.

(b) No later than thirty (30) days after the Closing, any finished goods inventory and additional components (i) that are located outside of the United States shall be delivered by Seller to Buyer in Dallas, Texas, and (ii) that are located inside of the United States shall be retrieved by Buyer from Seller. Seller shall pay all customs duties, import taxes and freight for any material not located in the United States on the date of this Agreement. Any dollar amount shortfall resulting from a discrepancy between the quantity of the finished goods inventory and additional components described in Schedule C and the actual finished goods inventory and additional components delivered to or retrieved by Buyer shall be payable by Seller upon ten (10) days notice from Buyer.

(c) Each party will pay (and be liable for) its proportionate share of personal property tax attributed to its respective ownership of the Constructed BPL Network in the 2008 calendar year, such share being equivalent to the percentage that is equal to the number of days it owned the Constructed BPL Network in the 2008 calendar year divided by 366 (provided that the Closing Date shall be attributable to the Seller); provided that each party provides the other with a copy of any tax invoice for such personal property tax promptly after receiving such invoice; provided, further, that if either party pays the full amount of the personal property tax liability for such calendar year, the other party shall reimburse such party for such amounts paid that are attributable to its ownership of the Constructed BPL Network.

ARTICLE II

LIABILITIES OF THE BUSINESS

SECTION 2.1 Liabilities Assumed by Buyer. As further consideration for consummation of the Transactions, the Buyer, without further action by any party, hereby assumes as of the Closing Date (i) any and all obligations or liabilities to repair or remediate the attachment or installation on the utility poles by Buyer or its Affiliates (or by any entity acting as a subcontractor to Buyer or its Affiliates in connection with such attachment or installation) prior to the Closing Date of the Constructed BPL Network equipment, products or components, if such equipment, product or component was not attached or installed in accordance with the written instructions from Seller, manufacturer specifications provided by Seller to Buyer or its Affiliates or the installer thereof, the National Electrical Safety Code, Oncor-provided applicable standards and procedures, or the services agreement between IES and the Seller, dated October 9, 2006, including without limitation Sections 2 and 6.1 of the Statement of Work thereto (the “IES Services Agreement”), and (ii) obligations or liabilities under the Assumed Contracts and Transferred Permits arising from and after the Closing (collectively, the “Assumed Liabilities”).

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SECTION 2.2 Liabilities Not Assumed by Buyer. Except for the Assumed Liabilities set forth in Section 2.1, the Buyer is not assuming any debts, obligations or liabilities, Losses of the Seller whatsoever, whether known or unknown, actual or contingent, matured or unmatured, currently existing or arising in the future, including, without limitation, any and all taxes or Adverse Claims, that arise or relate to periods or from acts or omissions occurring prior to the Closing Date, including without limitation any liability relating to the Constructed BPL Network and any other liability arising out of the ownership or operation of the Constructed BPL Network before the Closing that is not an Assumed Liability, which shall remain the responsibility of the Seller (whether or not the Buyer is alleged to have liability as a successor to the Seller) (collectively, the “Excluded Liabilities”).

ARTICLE III

TERMINATION OF THE ONCOR-CCT AGREEMENTS; RELEASE; TERMINATION

OF AGREEMENT

SECTION 3.1 Termination of Oncor-CCT Agreements. Each of the Utility Agreements, the Reimbursement Agreement between the Seller and the Buyer, dated October 1, 2007, the Master License Agreement, as amended, between the Seller and the Buyer, dated, July 28, 2006, the Site License Agreement-Greenville Avenue between the Seller and the Buyer, dated July 28, 2006, the Site License Agreement-Marsh Lane between the Seller and the Buyer, dated December 21, 2006, and the Site License Agreement-Centerville between the Seller and the Buyer, dated March 22, 2007 (collectively, the “Oncor-CCT Agreements”), is hereby terminated and no longer has any force and effect in accordance with its respective terms as of the Closing Date.

SECTION 3.2 Release. Upon and effective as of the Closing:

(a) Each of the Seller, Buyer and Guarantor, in all capacities and on behalf of itself and all of its past and present subsidiaries, Affiliates, parents and divisions, together with the predecessors, successors and assigns of the same; and all of the members, officers, directors, agents, and employees of the same, together with their heirs, administrators, executors, legal representatives, successors and assigns, upon delivery of the payment described in Section 1.2, hereby finally, unconditionally, irrevocably and absolutely releases, acquits, and forever discharges the other party, its past, present and future subsidiaries, affiliates, parents and divisions, together with the predecessors, successors and assigns of the same; and all of the members, officers, directors, attorneys, agents, and employees of the same, together with their heirs, administrators, executors, legal representatives, successors and assigns (together, the “Released Parties”) from and against any and all Claims (as defined below), arising out of, related to, or happening in connection with, any acts or omissions of the Released Parties occurring prior to the Closing Date; provided, however, that neither this Agreement nor the release contained herein releases the Released Parties from Claims arising out of this Agreement, the Sales Agreement or the License Agreement. EXCEPT AS SET FORTH IN THE PROVISO TO THE PRECEDING SENTENCE, THIS IS A GENERAL WAIVER AND RELEASE OF CLAIMS.

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(b) Each party represents and warrants to the other party that it is the owner of the Claims being compromised, settled, discharged and released pursuant to this Section 3.2 and further warrants and represents that it has not previously assigned all or any part of such Claims to another entity or person.

(c) Each party covenants not to sue, or, except as may be compelled by legal process, otherwise participate in any action against any of the Released Parties of the other party based upon any of the Claims compromised, settled, discharged and released pursuant to this Section 3.2.

(d) This release is intended to compromise, terminate and constitute an accord and satisfaction of all of the Claims released hereby, as described above, and each of the Buyer and the Seller admits no liability, fault or wrongdoing of any nature or kind whatsoever and expressly denies and disclaims any liability, fault or wrongdoing alleged, or which could have been alleged, with regard to such Claims.

(e) For purposes of this Section 3.2 the term “Claims” means any and all presently known or unknown, fixed or contingent, legal or equitable, suspected or unsuspected, liabilities, actions, causes of action, claims, demands, indemnities, sums of money, expense reimbursements, obligations, debts, judgments, agreements, exceptions, costs, expenses, fees (including attorneys’ fees and court costs) and suits of any nature.

SECTION 3.3 Termination of this Agreement. The parties may terminate this Agreement by mutual written consent at any time prior to the Closing. If the parties terminate this Agreement, all rights and obligations of the parties hereunder shall terminate without any liability of any party to the other party, except for (i) this Section 3.3 and (ii) Sections 9.4 through 9.18. Either party may terminate this Agreement if the Closing has not occurred (other than through the failure of the party seeking termination to comply fully with its obligations under this Agreement) on or before July 31, 2008.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE SELLER AND GUARANTOR

The Seller represents and warrants and, with respect to Sections 4.1, 4.2, 4.3 and 4.10, Guarantor represents and warrants to the Buyer as follows, each as of the Closing:

SECTION 4.1 Power and Capacity; Enforceability. Each of the Seller and the Guarantor has the requisite power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement and all other agreements to be executed by the Seller in connection herewith have been duly executed and delivered by and are valid, binding and enforceable against each of the Seller and the Guarantor if it is a party thereto, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

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SECTION 4.2 Conflicting Instruments. The execution, delivery and performance of this Agreement and the consummation of the Transactions by each of the Seller and Guarantor, as applicable, do not and will not violate any provision of the organizational documents of the Seller and the Guarantor, nor create any lien, security interest, charge, restriction, pledge, claim, right of others or other encumbrance of any kind whatsoever (“Adverse Claims”) on the Constructed BPL Network or Assumed Contracts or conflict with or result in a breach of, create an event of default under, or give any third party the right to accelerate any obligation under, any material agreement, mortgage, order, arbitration award, judgment or decree to which the Seller or the Guarantor is a party or by which the Seller, the Guarantor, the Constructed BPL Network, or any other assets or properties of the Seller or the Guarantor, are bound or affected.

SECTION 4.3 Organization and Authority. Each of Seller and Guarantor is an entity duly organized, validly existing and in good standing under the laws of the state in which it is organized and has all requisite power and authority to own, lease and operate its properties and assets and to carry on its business.

SECTION 4.4 Compliance with Law. The Seller has complied in all material respects with all material federal, state and local laws, regulations, restrictions, orders, ordinances, codes, injunctions and decrees (collectively, “Applicable Law”).

SECTION 4.5 Litigation. There is no action, suit, proceeding or investigation before or by any court, governmental body or agency (a “Proceeding”) pending or, to the best knowledge of the Seller, threatened, nor, to the best knowledge of the Seller, is there any basis for any Proceeding (excluding any Proceedings between or among Buyer, Seller, and/or their Affiliates), involving or directly related to the Seller or the Constructed BPL Network or involving this Agreement or the Transactions.

SECTION 4.6 Good Title Conveyed; Assets. The Seller has good, valid and marketable title to the Constructed BPL Network and Buyer, by this Agreement and the documents delivered in connection with the Transactions, will acquire good and marketable title to all of the Constructed BPL Network, free and clear of all Adverse Claims. Other than pole attachment agreements with Buyer and Southwestern Bell Telephone d/b/a AT&T Texas, Transferred Permits, Assumed Contracts, Dallas Area Rapid Transit and Trinity Railway Express permits, licenses to embedded software with respect to any items listed on Schedule G, and any licenses for generally commercially available software owned by a third party that is not an Affiliate of Seller, the Seller is not a party to, subject to, or bound by any judgment or order of any court or governmental authority or any contract, commitment, agreement, undertaking, arrangement, license restriction (i) the absence of which would prevent or hinder the use of any of the Constructed BPL Network or (ii) which would prevent or hinder the use of any of the Constructed BPL Network. Except for and with respect to such amounts owing to IES to be satisfied in connection with the Closing, there are no amounts owing by Seller or any of its Affiliates to any vendor, supplier, manufacturer or contractor with respect to any equipment and other assets comprising the Constructed BPL Network that gives rise or could give rise to a security interest, encumbrance or other lien. All of the properties and assets forming a part of the Constructed BPL Network are sufficient to operate and use the Constructed BPL Network as

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operated and used as of the Closing by the Seller with respect to the services provided to the Buyer under the Utility Agreements other than the Assumed Contracts, Transferred Permits, the software licensed in the License Agreement, and Seller’s pole attachment agreements with Buyer and Southwestern Bell Telephone d/b/a AT&T Texas, permits from Dallas Area Rapid Transit and Trinity Railway Express, licenses to embedded software with respect to any items listed on Schedule G, and licenses for software and software support services specified in the list delivered to Buyer pursuant to Section 7.2(C). The properties and assets comprising the Constructed BPL Network constitute all or substantially all of the assets of the Seller.

SECTION 4.7 Product Liability. There are no product liability or warranty claims, excluding any unasserted claims of which the Seller has no knowledge, by any third party either against the Seller or related to the Constructed BPL Network.

SECTION 4.8 Permits. The Seller has and, except for (i) permits for which the right to assign is conditioned on prior consent which has not been obtained by the date of this Agreement or (ii) are not needed for Buyer to use and operate the Constructed BPL Network (in the case of (i) and (ii) are included in Schedule B) is transferring to Buyer all material licenses, permits and other authorizations from federal, state and local governments that are necessary with respect to the Constructed BPL Network. Except pursuant to Applicable Law and subject to the any permits that require prior consent to assign, all Transferred Permits may be transferred or assigned to Buyer in accordance with their terms and with Applicable Law. Each such Transferred Permit and each Dallas Area Rapid Transit and Trinity Railway Express permits set forth on Schedule B is valid and in full force and effect. To the best knowledge of the Seller, there is no basis for the revocation or withdrawal of any Transferred Permit. For purposes of this Section 4.8, Buyer is deemed not to need Seller’s permits to attach facilities comprising any portion of the Constructed BPL Network in the “Standard Space Allocation” of the “Electric Company” portion of the utility poles owned by Southwestern Bell Telephone d/b/a AT&T Texas (as determined in the Joint Use Agreement, dated January 1, 2001, between Buyer and Southwestern Bell Telephone Company) or on any portion of the poles owned by Buyer or its Affiliates.

SECTION 4.9 Consents and Approvals. Except with respect to the expiration or termination of pre-merger notification and waiting period requirements of the HSR Act, the Seller has obtained at its own cost and expense (i) the consents or orders of all federal, state and local governmental agencies, and (ii) the consent or approval of any other person or entity which is necessary to consummate the Transactions.

SECTION 4.10 Solvency. Each of the Seller and Guarantor is not insolvent, and will not be rendered insolvent by any of the Transactions. As used in this Section 4.10, “insolvent” means that an entity is not able to pay its liabilities as they become due. Immediately after giving effect to the consummation of the Transactions, (a) the Seller will have assets (calculated at fair market value) that exceed its liabilities (other than intercompany indebtedness loaned directly or indirectly from the Guarantor), (b) each of the Seller and Guarantor will not have unreasonably small capital with which to conduct its present or proposed business, (c) taking into account all pending and threatened litigation, final judgments against the Seller and Guarantor, as applicable, in actions for money damages are not reasonably anticipated to be

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rendered at a time when, or in amounts such that, the Seller or the Guarantor, as applicable, will be unable to satisfy any such judgment promptly in accordance with their terms (taking into account the maximum probable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered) as well as all other obligations of the Seller or the Guarantor, as applicable.

SECTION 4.11 Intellectual Property; Non-Infringement.

(a) Other than generally commercially available software owned by a third party that is not an Affiliate of Seller, the Seller owns or has the right to use pursuant to license, and the Buyer will have immediately as of the Closing Date under the rights and licenses granted in the License Agreement or by statute with respect to software included in any items listed on Schedule G, all rights to use, all Intellectual Property embodied in or covered by, or necessary for the use and operation of, the Constructed BPL Network as used and operated as of the Closing by the Seller for the benefit of Buyer with respect to the services provided by Seller to the Buyer under the Utility Agreements (“BPL Intellectual Property”), without the need to obtain any assignment, license, sublicense, agreement or permission from any third party. The Seller does not know and has no reason to believe that any BPL Intellectual Property is subject to any outstanding decree, order, injunction, judgment or ruling restricting the use of such BPL Intellectual Property or that would impair the validity or enforceability of such BPL Intellectual Property. No Proceeding, action or claim has been asserted, or is pending or, to the best knowledge of the Seller has been threatened, (i) based upon or challenging or seeking to deny or restrict the use by the Seller of any of the Seller’s or its Affiliate-owned BPL Intellectual Property, (ii) alleging that the Constructed BPL Network, or any part thereof, or any use thereof, or any services provided by, processes used by, or products licensed or sold by the Seller or any of its Affiliates, infringe, violate or misappropriate any Intellectual Property or other right of any third party, or (iii) to the knowledge of the Seller, alleging that the licensed BPL Intellectual Property is being licensed or sublicensed in conflict with the terms of any license or other agreement. Other than trademark matters, neither the Seller nor any of its Affiliates has commenced or threatened any Proceeding, or asserted any allegation or claim, against any person for infringement or misappropriation of any of its or their owned BPL Intellectual Property. All BPL Intellectual Property owned by the Seller or any of its Affiliates is free of any third party rights, restrictions or limitations of any kind that do or may prevent, restrict, limit or in any way interfere with any use or operation of the Constructed BPL Network as used and operated as of the Closing by the Seller for the benefit of Buyer with respect to the services provided by Seller to the Buyer under the Utility Agreements. Neither the sale, transfer and delivery of the Constructed BPL Network or any part thereof, nor any use of the Constructed BPL Network or any BPL Intellectual Property owned by the Seller or any of its Affiliates as used and operated as of the Closing by the Seller for the benefit of Buyer with respect to the services provided by Seller to the Buyer under the Utility Agreements, will cause the Buyer to be liable to any person for infringement or misappropriation of such BPL Intellectual Property or to have any indemnity obligation in connection with any claim of infringement or misappropriation of such BPL Intellectual Property.

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(b) The term “Intellectual Property” means all of the following anywhere in the United States and all legal rights, title or interest in the following arising under Applicable Law, whether or not filed, perfected, registered or recorded and whether now or later existing, filed, issued or acquired, including all renewals: (i) all patents and applications for patents and all related reissues, reexaminations, divisions, renewals, extensions, provisionals, continuations and continuations in part; (ii) all copyrights, copyright registrations; and copyright applications, copyrightable works and all other corresponding rights; (iii) all trade dress and trade names, logos, Internet addresses and domain names, trademarks and service marks and related registrations and applications, including any intent to use applications, supplemental registrations and any renewals or extensions, all other indicia of commercial source or origin and all goodwill associated with any of the foregoing; and (iv) all inventions (whether patentable or unpatentable and whether or not reduced to practice), know how, technology, technical data, trade secrets, and other proprietary information of every kind.

SECTION 4.12 Installation and Functionality. The Constructed BPL Network, and all equipment, products and components comprising it, were installed and deployed in a workmanlike and professional manner in all material respects without any patent or latent defects and in a commercially reasonable manner and in accordance with the Product Specifications (as defined below) and in compliance with any applicable standards, including the National Electrical Safety Code and Oncor-provided applicable standards and procedures, except (i) with respect to fiber optic cable that is installed in the so-called “power zone” on utility poles and used for carrying data, and (ii) with respect to the Constructed BPL Network, and all equipment, products and components comprising it that was installed by Buyer or its Affiliates (or by any entity acting as a subcontractor to Buyer or its Affiliates in connection with such installation), to the extent that Buyer or its Affiliates (or by any entity acting as a subcontractor to Buyer or its Affiliates in connection with such installation) did not install any portion of the Constructed BPL Network, or any equipment, products and components comprising it in accordance with the written instructions from Seller, Product Specifications, manufacturer specifications provided by Seller to Buyer or its Affiliates or the installer thereof, the National Electrical Safety Code, Oncor-provided applicable standards and procedures, or the IES Services Agreement. The Constructed BPL Network when operated in conjunction with the software licensed under the License Agreement complies in all material respects with and meets all applicable requirements imposed by the Applicable Law and, other than with respect to those meters and BPL Equipment that are inactive, not operational or not installed within the Constructed BPL Network, has the capability to satisfy the functionality specifications as agreed to and subject to the conditions set forth in Schedule E to this Agreement but for configurations within Buyer’s electric distribution network where the BPL Equipment will not be able to read or otherwise communicate with meters absent additional equipment and solutions.

SECTION 4.13 Contracts. Each Assumed Contract is in full force and effect and is valid and enforceable in accordance with its terms. Seller, and to the knowledge of Seller, each other party to such Assumed Contract is in full compliance with all applicable terms and requirements of each Assumed Contract in all material respects. To the knowledge of Seller, no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a violation or breach of, or give Seller or other person the right to declare a default or exercise any remedy under, or to cancel, terminate, or modify, any Assumed Contract.

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ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE BUYER

The Buyer represents and warrants to the Seller as of the Closing:

SECTION 5.1 Organization, Power and Enforceability. The Buyer is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Buyer has the power to own, lease and operate its properties, to carry on its business as now being conducted and to consummate the Transactions. This Agreement and all other agreements to be executed in connection herewith have been duly executed and delivered by and are valid, binding and enforceable against Buyer if it is a party thereto, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

SECTION 5.2 Authorization; No Restrictions. The execution, delivery and performance of this Agreement by the Buyer have been duly authorized by all necessary limited liability company action. The execution, delivery and performance of this Agreement and the consummation of the Transactions by the Buyer in accordance with their respective terms will not, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any encumbrance pursuant to, any provision of the certificate of formation or the limited liability company agreement of the Buyer, any franchise, mortgage, indenture or deed of trust or any material lease, license or other agreement or any Applicable Law to which the Buyer is a party or by which its assets, properties, operations and business may be bound, subject to or affected.

SECTION 5.3 Compliance with Laws. The Buyer has substantially complied with Applicable Law, except where the failure to so comply would not have a material adverse effect on the ability of Buyer to consummate the Transactions described herein. There is no Proceeding pending or, to the best knowledge of Buyer, threatened, nor to the best knowledge of Buyer, is there any basis for any Proceeding, affecting this Agreement or the Transactions.

SECTION 5.4 Consents and Approvals. Except with respect to the expiration or termination of pre-merger notification and waiting period requirements of the HSR Act, the Buyer has obtained at its own cost and expense: (a) the consents or orders of all federal, state and local governmental agencies, and (b) the consent or approval of or permits from any other person or entity, the consent or approval of or permit from which is necessary for it to consummate the Transactions and to operate the Constructed BPL Network.

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ARTICLE VI

PRODUCT WARRANTY

SECTION 6.1 Product Warranty.

(a) The Seller warrants that any equipment and products (excluding software licensed under the License Agreement, but including software embedded in the equipment and products) comprising or part of the Constructed BPL Network that was manufactured or provided by (excluding any items listed on Schedules D or G) or on behalf of Current Technologies, LLC (the “BPL Equipment”) conforms in all material respects to the specifications attached hereto as Schedule F (the “Product Specifications”) in effect on the Closing Date and are free from any latent or patent defects in materials and workmanship (collectively, the “Product Warranty”). The Product Warranty and Seller’s obligation under this Section 6.1 shall extend (1) for the finished goods inventory and additional components described in Schedule C, for the earlier of (A) thirty-six (36) months from the Closing Date and ( B) one (1) year from the date of installation of any such finished goods inventory or components, and (2) one (1) year from the Closing Date for the remainder of the Constructed BPL Network (the “Product Warranty Period”), provided that upon the occurrence of an Epidemic Failure (as defined in Section 6.3), the Product Warranty Period applicable to any specific kind of Product, bearing the same stock-keeping unit number for which the failure to conform to the Product Specifications and/or the defect or defects constitute the Epidemic Failure shall be extended for a single period of twelve (12) months after the date that there are a sufficient number of Product failures to cause an Epidemic Failure. All warranty claims not made in writing or not received by the Seller within the Product Warranty Period (as may be extended) will be deemed waived. The Seller’s Product Warranty and obligation is solely for the benefit of the Buyer, who has no authority to extend this Product Warranty to any other person or entity other than permitted assignees hereunder. The Product Warranty shall not apply to any defect if and to the extent caused, in whole or in part, by: (i) accident, unusual physical neglect or misuse not caused by the Seller, (ii) for the finished goods inventory and additional components described in Schedule C, such inventory and components are or were not stored indoors in a dry, non-condensing humidity- and corrosive-free environment within the temperature limits of -40 °C to +55 °C in a substantially similar manner in which it is stored at Closing, (iii) refusal or failure by Buyer to accept and have installed any update, upgrade, patch, bug fix or other modification to software licensed under the License Agreement recommended by Seller (or its Affiliates) unless such refusal or failure is reasonable because of apparent defects or violation of any third party rights caused by such update, upgrade, patch, bug fix or other modification and provided that any defect resulting from such update, upgrade, patch, bug fix or other modification is covered by the Product Warranty, (iv) unauthorized modification or unauthorized use of the BPL Equipment, (v) the Buyer’s failure to install or operate the BPL Equipment in all material respects according to the Product Specifications or instructions delivered in writing to the Buyer by the Seller; or (vi) uses of the BPL Equipment for purposes other than those identified by the Product Specifications or as used by the Seller as of Closing to provide services to the Buyer

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under the Utility Agreements, including installation of or other work on portions of the Constructed BPL Network done by anyone other than a qualified technician authorized to perform such work by Buyer.

(b) All BPL Equipment to be returned to the Seller under the Product Warranty require a return material authorization in the form of Exhibit C (“RMA”) from the Seller prior to such return within ninety (90) days of the date on which any of Buyer’s employees who, based on such employee’s technical qualifications and job responsibilities is or should reasonably be able to recognize such defect, has knowledge of such defect or from the date that the Buyer uninstalls such BPL Equipment. All returned BPL Equipment shall be returned in packaging sufficient to ship the BPL Equipment without causing damage to the BPL Equipment with documentation reasonably describing the part number, nature of the defect, how it was discovered and under what conditions it occurred, to the extent known by the Buyer. Once an RMA is issued, the Buyer shall have fifteen (15) calendar days to ship the associated BPL Equipment to the Seller. Except as provided in the next sentence, the Seller shall be responsible for all freight, insurance and other shipping costs related to the delivery of the BPL Equipment from the Buyer to the Seller and Seller shall be responsible for all freight, insurance and other shipping costs related to the delivery of the return of the replacement or repaired BPL Equipment to the Buyer; provided that if the returned BPL Equipment is not defective or not under Product Warranty, the Buyer shall be responsible for all such freight, insurance and other shipping costs incurred by the Buyer and Seller in connection with the shipment of such BPL Equipment to or from the Buyer. If an Epidemic Failure occurs, the Seller shall be responsible for any reasonable costs and expenses incurred by the Buyer in connection with the identification of the defect, the uninstallation of the defective particular BPL Equipment products in connection with the Epidemic Failure, the installation of the replacement or repaired particular BPL Equipment product, and otherwise with the return and replacement of the defective particular BPL Equipment product (collectively, the “Epidemic Failure costs”); provided, however, that the Seller’s responsibility for the Epidemic Failure costs associated with any specific and identifiable Epidemic Failure shall be limited to $2,000,000. If the Buyer is unable to identify the defect, the Buyer may request the Seller’s assistance in isolating the failure and identifying the defect, and the Seller agrees to provide such assistance; provided that Seller may assess a reasonable fee for such services; provided further that no such fees shall be assessed if there is a defect in the BPL Equipment. The Seller shall ship a replacement or repaired applicable BPL Equipment to the Buyer under this Section 6.1 within thirty (30) days of receipt of the defective BPL Equipment. The Product Warranty Period for any replacement or repaired BPL Equipment provided under this Section 6.1(b) shall be the unexpired portion of the initial Product Warranty Period applicable to such BPL Equipment or one (1) year from the shipment of the repaired or replaced BPL Equipment, whichever is later.

SECTION 6.2 Third Party Warranty. For any equipment or product that comprises or is part of Constructed BPL Network that is not BPL Equipment, such equipment and products being set forth in Schedule G, the Seller shall assign or pass through, as the case may be and to the extent such assignment or pass through is permitted, to the Buyer all

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warranties and indemnities offered by the manufacturer or a vendor or dealer of such equipment or product, which shall extend only for such time as the third party product manufacturer provides such warranty, which the Seller and the Buyer acknowledge that such warranty may not be for the same duration as the Product Warranty provided herein by the Seller. At the Buyer’s request, the Seller authorizes the Buyer to assert for the Seller’s account, all rights of the Seller (granted under this Agreement) under any manufacturer’s, vendor’s, or dealer’s warranty or indemnities on any third party equipment or product comprising or part of the Constructed BPL Network, and the Seller agrees to cooperate, subject to Buyer’s reimbursement of Seller’s reasonably incurred costs and out-of-pocket expenses, with the Buyer in asserting such rights.

SECTION 6.3 Epidemic Failure. “Epidemic Failure” shall mean, during the Product Warranty Period, a failure of more than two percent (2%) of a specific kind of Product (provided that in no event shall any failure of fewer than five (5) units constitute an Epidemic Failure), bearing the same stock-keeping unit number, (as set out on Schedule A) deployed in the Constructed BPL Network to conform to the Product Warranty in this Article VI. Buyer shall provide notice to Seller within ten (10) days of the date on which Buyer believes an Epidemic Failure has occurred. Such notice shall specify the reasons supporting such claim, a description of any tests conducted by Buyer and any related test or performance results, and shall be accompanied by samples of the BPL Equipment product involved in the Epidemic Failure. Buyer shall cooperate with Seller in determining whether Buyer’s claim of Epidemic Failure is accurate.

ARTICLE VII

CONDITIONS TO CLOSING

SECTION 7.1 Consents and Filings. Each of the parties will use their respective commercially reasonable efforts (i) to take promptly, or cause to be taken (including actions after the Closing), all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable to consummate and make effective the Transactions and to obtain all consents, waivers, approvals and other authorizations from, and give all other notices to, all other third parties, that are necessary or advisable in connection with the authorization, execution and delivery of this Agreement and the closing of the Transactions. As soon as reasonably practicable and in any event within five business days following the execution and delivery of this Agreement, the Seller and the Buyer will each file a Notification and Report Form and related material with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the HSR Act, will use their respective commercially reasonable efforts to obtain early termination of the applicable waiting period and will make all further filings pursuant thereto that may be necessary, proper or advisable. The foregoing will not be deemed to require the Buyer to enter into any agreement, consent decree or other commitment requiring the Buyer or any of its Affiliates to divest (including through the granting of any license rights) or hold separate any assets (including Constructed BPL Network) or to take any other action that would have an adverse effect on the business, assets, properties, liabilities, condition (financial or otherwise), operating results, operations or business prospects of the Buyer or any of its Affiliates (including for this purpose, the Constructed BPL Network, the Assumed Liabilities and the business to be conducted with the Constructed BPL Network.

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SECTION 7.2 Operation of the Constructed BPL Network. From the date of this Agreement until the Closing, the Seller will not (a) sell, lease, license, pledge or otherwise dispose of or cause or permit to exist any Adverse Claim on any of the Constructed BPL Network or Assumed Contracts, (b) cause or permit to exist any damage to, or destruction or loss of, any of the Constructed BPL Network or (c) cancel, terminate, release or waive any claims or rights under or with respect to the Assumed Contracts or Transferred Permits. From the date of this Agreement until the Closing, the Seller will not act or omit to act in a manner that would impair or otherwise adversely affect, any of the Constructed BPL Network or the ability of the Seller to perform the Seller’s obligations under this Agreement. From the date of this Agreement until the Closing, the Seller shall, upon reasonable request by Buyer and subject to the confidentiality provisions of Section 9.12 hereof (i) confer with the Buyer concerning the status of the Constructed BPL Network, (ii) provide Buyer access to the Constructed BPL Network, the network operations center, the “point of presence” locations, and any other control location reasonably sufficient for Buyer to learn about the operation thereof, and (iii) provide Buyer with operational information and details, construction and installation information, and equipment and component information in connection with the operation and control of the Constructed BPL Network. Prior to Closing, subject to the confidentiality provisions of Section 9.12, Seller shall have provided to Buyer (A) the fiber splicing diagrams for the Constructed BPL Network, (B) the inbound and outbound APIs for the software licensed under the License Agreement, and (C) a list of all third party software and support services taken by Seller (and the costs thereof) as of the date hereof for the purpose of operating the Constructed BPL Network.

SECTION 7.3 Notification by the Seller. From the date of this Agreement until the Closing, each of the parties will give prompt notice to the other parties of (a) the occurrence, or non-occurrence, of any event, the occurrence or non-occurrence of which would reasonably be expected to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate, in each case at any time from and after the date of this Agreement until the Closing and (b) any failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such party under this Agreement.

SECTION 7.4 Conditions to Obligations of the Seller. The obligations of the Seller to consummate the Transactions shall be subject to the satisfaction, on or before the Closing, of each of the following conditions (any of which may be waived by the Seller, in whole or in part):

(a) Representations, Warranties and Agreements. (i) The representations and warranties of the Buyer contained in this Agreement shall be true and correct in all material respects as of the Closing, except for the Buyer’s representations and warranties that are qualified as to materiality, each of which will be true and correct in all respects as of the Closing, and except to the extent any representation and warranty of the Buyer speaks as of the date of this Agreement or any other specific date, in which case such representation and warranty will have been true and correct in all respects as of such date, and (ii) the agreements and covenants contained in this Agreement to be complied with by the Buyer on or before the Closing shall have been complied with in all material respects;

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(b) Consents. All applicable waiting periods (and any extensions thereof) under the HSR Act must have expired or otherwise been terminated;

(c) Actions. Other than any action, suit or proceeding initiated or filed by or on behalf of Seller with any governmental entity or before any arbitrator, no action, suit, or proceeding shall be pending or threatened before any governmental entity or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (i) prevent consummation of the Transactions or (ii) cause the Transactions to be rescinded following consummation;

(d) Closing Documents. The Buyer must have delivered or caused to be delivered to the Seller each document that Section 1.4(c) requires it to deliver;

(e) Purchase Price. The Buyer must have delivered or caused to be delivered to Seller the Purchase Price in immediately available funds; and

(f) IES/Buyer Costs. The Seller shall be satisfied with the $1,734,245.31 amount set forth in Section 1.2.

SECTION 7.5 Conditions to Obligations of the Buyer. The obligations of the Buyer to consummate the Transactions shall be subject to the satisfaction, on or before the Closing, of each of the following conditions (any of which may be waived by the Buyer, in whole or in part):

(a) Representations, Warranties and Agreements. (i) The representations and warranties of the Seller and Guarantor, as applicable, contained in this Agreement shall be true and correct in all material respects as of the Closing, except for the Seller’s representations and warranties that are qualified as to materiality, each of which will be true and correct in all respects as of the Closing, and except to the extent any representation and warranty of the Seller speaks as of the date of this Agreement or any other specific date, in which case such representation and warranty will have been true and correct in all respects as of such date, and (ii) the agreements and covenants contained in this Agreement to be complied with by the Seller on or before the Closing shall have been complied with in all material respects;

(b) Consents. Other than for the Dallas Area Rapid Transit permits or Trinity Railway Express permits, each of the governmental authorizations that are necessary with respect to the Constructed BPL Network must have been obtained and must be in full force and effect, and all applicable waiting periods (and any extensions thereof) under the HSR Act must have expired or otherwise been terminated;

(c) Actions. Other than any action, suit or proceeding filed by or on behalf of Buyer with any governmental entity or before any arbitrator, no action, suit, or proceeding shall be pending or threatened before any governmental entity or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (i) prevent consummation of the Transactions or (ii) cause the Transactions to be rescinded following consummation;

(d) Closing Documents. The Seller must have delivered or caused to be delivered to the Buyer each document that Section 1.4(b) requires it to deliver;

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(e) No Material Adverse Effect. Since the date of this Agreement, there must not have been any Seller Material Adverse Effect; and

(f) Audit. Buyer shall have completed an audit of the inventory of BPL Equipment and other items shown on Schedule C confirming that such BPL Equipment and other items are in Seller’s inventory available for sale to Buyer in good and clean condition; provided that Buyer shall have completed such audit no later than ten (10) business days after the execution of this Agreement or such condition shall be deemed waived by Buyer; provided, however, the results, if any, of the audit shall not affect in any way Buyer’s rights under this Agreement to delivery by Seller and receipt by Buyer of all of the Constructed BPL Network purchased under this Agreement.

ARTICLE VIII

INDEMNIFICATION

SECTION 8.1 Indemnification by the Seller. The Seller shall defend, indemnify and hold harmless the Buyer, each of its subsidiaries, Affiliates and equity holders, and each of their respective directors, officers, employees, agents, consultants, advisors, representatives and equity holders (collectively, the “Buyer Indemnified Party”) in respect of any and all claims, proceedings, losses, damages, liabilities and expenses (including settlement costs, attorneys’ fees and any other expenses of investigating or defending any actions or threatened actions, including with respect to enforcement of such indemnity), whether or not due and payable (collectively, the “Losses”), incurred by the Buyer Indemnified Party directly or indirectly arising out of, occurring in connection with, or resulting from any of the following:

(a) any breach of any representation or warranty of the Seller in this Agreement or in any certificate, instrument or document delivered by the Seller on the Closing Date in connection with this Agreement;

(b) any nonfulfillment, nonperformance or other breach of, or noncompliance with, any covenant, condition or agreement of the Seller in this Agreement;

(c) the Excluded Liabilities;

(d) repair, replacement, modification, alteration or reconfiguration of the Constructed BPL Network required as a result of any change, modification, revision, amendment, or withdrawal of the rules governing broadband over power lines promulgated by the Federal Communications Commission (“FCC”) on remand of the decision in Case No. 06-1343, American Radio Relay League v. FCC, decided by United States Court of Appeals for the District of Columbia Circuit on April 25, 2008; and

(e) any Proceedings, demands or assessments incidental to any of the matters set forth in clauses (a) through (d) above.

SECTION 8.2 Indemnification by the Buyer. The Buyer shall defend, indemnify and hold harmless the Seller, each of its subsidiaries, Affiliates and equity holders, and each of their respective directors, officers, employees, agents, consultants, advisors,

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representatives and equity holders (collectively, the “Seller Indemnified Party”) in respect of any and all Losses incurred by the Seller Indemnified Party directly or indirectly arising out of, occurring in connection with, or resulting from any of the following:

(a) any breach of any representation or warranty of the Buyer in this Agreement or in any certificate, instrument or document delivered on the Closing Date by the Buyer in connection with this Agreement;

(b) any nonfulfillment, nonperformance or other breach of, or noncompliance with, any covenant, condition or agreement of the Buyer in this Agreement;

(c) any and all Assumed Liabilities;

(d) CURRENT’s failure to remove any improvements and appurtenances owned by it, situated in, on under or attached to any property of Dallas Area Rapid Transit or Trinity Railway Express or to restore any property of Dallas Area Rapid Transit or Trinity Railway Express to a condition satisfactory to Dallas Area Rapid Transit or Trinity Railway Express as a result of the termination or withdrawal of any Dallas Area Rapid Transit permits or any Trinity Railway Express permits; and

(e) any Proceedings, demands or assessments incidental to any of the matters set forth in clauses (a) through (d) above.

SECTION 8.3 Indemnification Procedures. (a) A party that seeks indemnity under Section 8.1 or Section 8.2 (an “Indemnified Party”) will give written notice (a “Claim Notice”) to the party from whom indemnification is sought (an “Indemnifying Party”) containing (i) a description and, if known, the estimated amount of any Losses incurred or reasonably expected to be incurred by the Indemnified Party, (ii) a reasonable explanation of the basis for the Claim Notice to the extent of the facts then known by the Indemnified Party and (iii) a demand for payment of those Losses.

(b) Within 30 days after delivery of a Claim Notice, the Indemnifying Party will deliver to the Indemnified Party a written response in which the Indemnifying Party will either: (i) agree that the Indemnified Party is entitled to receive all of the Losses at issue in the Claim Notice; or (ii) dispute the Indemnified Party’s entitlement to indemnification by delivering to the Indemnified Party a written notice (an “Objection Notice”) setting forth in reasonable detail each disputed item, the basis for each such disputed item and certifying that all such disputed items are being disputed in good faith.

(c) If the Indemnifying Party fails to take either of the foregoing actions within 30 days after delivery of the Claim Notice, then the Indemnifying Party will be deemed to have irrevocably accepted the Claim Notice and the Indemnifying Party will be deemed to have irrevocably agreed to pay the Losses at issue in the Claim Notice.

(d) If the Indemnifying Party delivers an Objection Notice to the Indemnified Party within 30 days after delivery of the Claim Notice, then the dispute may be resolved by any legally available means.

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(e) Any indemnification of the Buyer Indemnified Party pursuant to Section 8.1 will be effected by wire transfer of immediately available funds from the Seller Indemnified Party to an account designated by the Buyer, and any indemnification of the Seller pursuant to this Section 8.2 will be effected by wire transfer of immediately available funds to an account designated by the Seller.

(f) The foregoing indemnification payments will be made within five business days after the date on which (i) the amount of such payments are determined by mutual agreement of the parties, (ii) the amount of such payments are determined pursuant to Section 8.3(c) if an Objection Notice has not been timely delivered in accordance with Section 8.3(b) or (iii) both such amount and the Indemnifying Party’s obligation to pay such amount have been finally determined by a final judgment of a court having jurisdiction over such proceeding if an Objection Notice has been timely delivered in accordance with Section 8.3(b).

(g) The Indemnifying Party shall have the right to defend, remediate, compromise or settle the claim at the Indemnifying Party’s sole discretion and the Indemnified Party shall give the Indemnifying Party all information, assistance and authorization reasonably requested by Indemnifying Party at the Indemnifying Party’s expense. The Indemnifying Party shall have the right to control the defense of all such claims, lawsuits and other proceedings; provided that, the Indemnifying Party will lose any previously acquired right to control the defense of any such claims, lawsuits and other proceedings if for any reason the Indemnifying Party ceases to actively, competently and diligently conduct the defense or pursue remediation or settlement of such claim. The Indemnifying Party shall retain counsel for the defense of such claims, lawsuits and other proceedings, reasonably satisfactory to the Indemnified Party. If the Seller is the Indemnifying Party, the Indemnifying Party shall furnish to the Indemnified Party such information reasonably satisfactory to the Indemnified Party that the Indemnifying Party is not insolvent (as defined herein) and has and will have sufficient financial resources to fund on a current basis the cost of such defense. The Indemnified Party shall have the right to employ its own counsel in any case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action or the Indemnifying Party shall not have employed counsel to have charge of the defense of such claim, lawsuit or other proceeding within a reasonable time, in any of which events such fees and expenses shall be borne by the Indemnifying Party or (ii) such Indemnified Party shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case the Indemnified Party shall have the right to assert such additional defenses of such action, which shall be at the Indemnifying Party’s expense). In no event shall the Indemnified Party settle any such claim, lawsuit, or proceeding without the Indemnifying Party’s prior written consent. Notwithstanding the foregoing, in no event shall the Indemnifying Party settle any such claim, lawsuit, or proceeding without the Indemnified Party’s prior written consent, such consent not to be unreasonably withheld.

SECTION 8.4 Limits on Liability. EXCEPT FOR INDEMNIFICATION OF A CLAIM BY A PERSON NOT A PARTY TO THIS AGREEMENT AGAINST A PARTY ENTITLED TO INDEMNIFICATION HEREUNDER, IN NO EVENT SHALL EITHER

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PARTY BE LIABLE FOR ANY LOST PROFITS, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE AND/OR INDIRECT DAMAGES, WHETHER ARISING AT LAW OR IN EQUITY, IN AN ACTION OF CONTRACT, TORT OR OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH FOR ANY ACTS OR OMISSION OR BREACH UNDER THIS AGREEMENT, INCLUDING TERMINATION OF THIS AGREEMENT. Notwithstanding anything to the contrary contained in this Agreement: (a) except as set forth in clause (b) below, an Indemnifying Party hereunder shall not be liable for any claim for indemnification pursuant to Sections 8.1(a) or 8.2(a), unless and until the aggregate amount of indemnifiable Losses which may be recovered from the Indemnifying Party equals or exceeds $150,000 (at which point the Indemnifying Party shall liable for the aggregate Losses and not just amounts in excess of that sum); (b) there shall be no maximum amount of indemnifiable Losses which may be recovered from an Indemnifying Party arising out of or resulting from the causes set forth in Sections 8.1(a) in the case of a claim arising from the breach of Article VI; and (c) the maximum amount of indemnifiable Losses which may be recovered from an Indemnifying Party arising out of or resulting from the causes set forth in Sections 8.1(a) or 8.2(a), as the case may be, shall be an amount equal to (i) the Purchase Price in the case of a claim arising from the breach of Sections 4.1, 4.2, 4.3, and the first sentence of 4.6 and 5.1, 5.2 and 5.3 and (ii) thirty-five percent (35%) of the Purchase Price for all other breaches, cumulatively for all such causes. The Buyer’s sole remedy for any claim regarding the performance of the BPL Equipment and for other equipment comprising the Constructed BPL Network with respect to the non-compliance with the Product Specifications or defects in materials and workmanship shall be the Product Warranty in Section 6.1 and 6.2. For purposes of this Article VIII, the amount of any Losses associated with any inaccuracy in or breach of any representation or warranty, or nonfulfillment, nonperformance or other breach of any covenant or agreement by the Seller or the Buyer, will be determined without regard to any materiality or similar qualification. Nothing in this Section 8.4 shall preclude either party from seeking equitable remedies as permitted in Section 9.17.

ARTICLE IX

MISCELLANEOUS

SECTION 9.1 Guarantee. The Guarantor hereby unconditionally guarantees in favor of the Buyer the full performance by the Seller of each of its obligations under this Agreement.

SECTION 9.2 Survival of Representations and Warranties. The representations and warranties contained in the first sentence of 4.6 of this Agreement shall survive the Closing indefinitely. The representations and warranties contained in Section 3.2(b) and Section 4.11 shall survive until the third anniversary of the Closing. The representations and warranties contained in Article IV (other than the first sentence of Section 4.6 and Section 4.11) and Article V shall survive until the second anniversary of the Closing. The provisions of Article VI, including the warranties in Section 6.1, shall survive in accordance with the respective terms of such provisions. If written notice of a claim has been given prior to the expiration of the applicable representations and warranties, then the relevant representations and warranties shall survive as to such claim, until such claim has been finally resolved. No investigation or other examination of the Constructed BPL Network by the Buyer or its designees or representatives

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shall affect the term of survival of such representations and warranties, or shall otherwise limit or modify in any way the obligations of the Seller with respect to any breach of its representations, warranties, or agreements contained in this Agreement.

SECTION 9.3 Regulatory Support. Upon the request of Buyer, Seller shall be required to provide reasonable assistance to Buyer in connection with any regulatory or other governmental proceeding, including any proceeding in which Buyer is seeking to recover in rates any amounts paid by it to Seller under this Agreement and the Utility Agreements. Such reasonable assistance shall include assistance in response to discovery requests from the regulatory authority or intervening parties, the production of documents or other information made the subject of a reasonable request, and written or oral testimony before the regulatory authority. Buyer shall reimburse Seller for all reasonable expenses, including out-of-pocket and internal costs actually incurred by Seller pursuant to this Section 9.3.

SECTION 9.4 Expenses. Unless otherwise stated herein, each of the parties to this Agreement shall bear and pay all costs and expenses incurred by it or on its behalf in connection with this Agreement and the consummation of the Transactions described herein.

SECTION 9.5 Governing Law. This Agreement is governed by and shall be construed in accordance with laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than State of Texas. The parties hereto mutually consent to the jurisdiction of the federal and state courts in Dallas County, Texas and agree that any action, suit or proceeding concerning, related to or arising out of this Agreement and the negotiation of this Agreement will be brought only in a federal or state court in Dallas County, Texas and the parties hereto agree that they will not raise any defense or objection or file any motion based on lack of personal jurisdiction, improper venue, inconvenience of the forum or the like in any case filed in a federal or state court in Dallas County, Texas. The parties hereto mutually agree that this Agreement is a “major transaction” within the meaning of the Texas Civil Practice and Remedies Code § 15.020 and as such agree that any action or suit arising from this Agreement shall be brought in Dallas County, Texas, and venue shall be in Dallas County, Dallas, Texas.

SECTION 9.6 Entire Agreement; Amendments. This Agreement (including the Exhibits and Schedules hereto and thereto) represents the entire agreement between the parties and supersede and cancel any prior oral or written agreement. No provision hereof may be terminated, amended or waived other than in writing signed by the party against whom the enforcement of such change is sought.

SECTION 9.7 Binding Effect; Assignment. This Agreement shall be binding upon the parties hereto and respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither party may assign or transfer any right hereunder without the prior written consent of the other party; provided, however, that the Buyer may assign this Agreement to an Affiliate of the Buyer or any person or other entity succeeding to the Buyer’s interest in substantially all of Buyer’s assets by merger, acquisition, sale or another business combination, without the prior written consent of the Seller; provided that any such assignee assumes all remaining obligations of the Buyer under this Agreement and provided further that Buyer provides Seller and Guarantor written notice of such assignment.

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SECTION 9.8 Partial Invalidity. (a) In the event that any provision of this Agreement would be held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable.

(b) If, notwithstanding subsection (a), any provision of this Agreement would be held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, such provision shall be ineffective to the extent of such invalidity, prohibition or unenforceability, without invalidating the remaining portion of such provision or the other provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 9.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

SECTION 9.10 Notices. All notices, requests and other communications hereunder (herein collectively a “notice” or “notices”) shall be deemed to have been duly delivered, given or made to or upon any party hereto if in writing and delivered by hand against receipt, or by certified or registered mail, postage pre-paid, return receipt requested, or to a nationally recognized overnight courier which guarantees next business day delivery, or sent by email to such party at its address set forth opposite the receiving party’s signature hereto or to such other address as such party may at any time, or from time to time, direct by notice given in accordance with this Section 9.10. The date of delivery of any such notice, request or other communication shall be the (i) if sent by personal delivery, the date of actual receipt, (ii) three (3) business days after such notice, request or other communication is sent by certified or registered mail, (iii) if sent by a nationally recognized overnight courier which guarantees next business day delivery, the business day next following the business day such notice, request or other communication is actually delivered to the courier, provided that such delivery to the courier occurs no later than the last pickup of the business day at the courier’s pickup location, or (iv) if sent by email deemed given upon such transmission.

SECTION 9.11 Bulk Sales. The Buyer waives compliance by the Seller with any bulk sales law.

SECTION 9.12 Confidentiality; Public Announcements. (a) Each party receiving Confidential Information of the other party (the “Receiving Party”) agrees as follows: (i) to use the Confidential Information of the other party (the “Disclosing Party”) only for the purpose for which such Confidential Information is provided; (ii) that Receiving Party will not reproduce the Confidential Information of the Disclosing Party, except as necessary in connection with such permitted use of such Confidential Information, (iii) will hold in confidence and protect the Confidential Information of the Disclosing Party from unauthorized dissemination to, and use by,

23

any third party using the same degree of care to do so that it uses to protect its own Confidential Information, but in no event less than a reasonable degree of care; (iv) not, unless otherwise mutually agreed, to create any derivative work from Confidential Information disclosed to the Receiving Party by the Disclosing Party; and (v) to reasonably restrict access to the Confidential Information of the Disclosing Party to and use of such Confidential Information by, such of its employees, personnel, agents, contractors and/or consultants, who have a need to have access and have entered into a confidentiality agreement or are subject to confidentiality obligations not less strict than the terms of this Section 9.12(a), whereby each such employee, personnel, agent, contractor and/or consultant may use and reproduce such Confidential Information if and to the extent necessary for performing the tasks or work that the Receiving Party asked such employee, personnel, agent, contractor and/or consultant to perform and such task or work is within the purpose for which such Confidential Information was disclosed or made available by the Disclosing Party.

Notwithstanding the foregoing, the provisions of Section 9.12(a) shall not apply to Confidential Information that (i) is publicly available or in the public domain at the time disclosed; (ii) is or becomes publicly available or enters the public domain through no fault of the Receiving Party; (iii) is rightfully communicated to the Receiving Party by persons not bound by confidentiality obligations with respect thereto; (iv) is already in the Receiving Party’s possession free of any confidentiality obligations with respect thereto at the time of disclosure; (v) is independently developed by the Receiving Party without the use of the Confidential Information; or (vi) is approved for release or disclosure by the disclosing party without restriction. Notwithstanding the foregoing, each party may disclose Confidential Information to the limited extent required (w) in order to comply with the order of a court or other governmental body, or as otherwise necessary to comply with applicable law, provided that the Receiving Party, in making the disclosure pursuant to the order, shall first give written notice, or if the Receiving Party has no reasonable opportunity to give notice first, give prompt written notice thereafter, to the Disclosing Party and makes, or reasonably assists the Disclosing Party in making, a reasonable effort to obtain a protective order or otherwise protect the Confidential Information from public disclosure; (x) to establish a party’s rights under this Agreement, including to make such court filings as it may be required to do; (y) as may be required in responding to inquiries and addressing concerns raised by the Public Utility Commission of Texas or the legislature of the State of Texas; provided that to the extent requested to comply with an applicable order or to make a public filing or comment on the public record, the Receiving Party, in making the disclosure, shall first give written notice, or if the Receiving Party has no reasonable opportunity to give notice first, take reasonable steps to resist public disclosure of Confidential Information and in any event give prompt written notice thereafter, to the Disclosing Party and makes, or reasonably assists the Disclosing Party in making, a reasonable effort to obtain a protective order or otherwise protect the Confidential Information from public disclosure; or (z) to make disclosures permitted pursuant to the last two sentences of Section 9.12(b). “Confidential Information” shall mean the terms of this Agreement, and with regard to the Disclosing Party hereto, the following if and to the extent same is identified as, or thought reasonably by the Receiving Party to be considered, confidential, proprietary or other non-public information and documents, inventions, Intellectual Property, processes and trade secrets of such party or any of its Affiliates or their respective assets, business or operations, including any operating agreement,

24

business plan, or budget, any information disclosed by the such party pursuant to this Agreement, non-public regulatory filings by or on behalf of such party, customer lists, financial projections, services and any information derived from any of the foregoing.

Notwithstanding the foregoing and subject to Section 9.12(b), either party, its representatives and its Affiliates may, without the consent of the other party or any other person or entity, disclose Confidential Information or the terms of this Agreement (i) in order to comply with the rules and regulations applicable to any filings such party or its Affiliates makes with the Securities and Exchange Commission, in order to comply with the rules and regulations of any securities exchange, the Financial Industry Regulatory Authority or listing agency or when required or requested by the Securities and Exchange Commission or any other such regulatory authority in conjunction with securities laws or the HSR Act having jurisdiction over the party, its assets or its securities or (ii) to any financial advisor or investment bank representing such party or any prospective underwriter, lender or investor; provided, however, that in the case of clauses (i) and (ii) above such party, representative, or Affiliate (a) shall treat the other party’s Confidential Information in a similar manner that it treats its own Confidential Information, including but not limited to redaction or other method of protecting Confidential Information, (b) shall include only the Confidential Information that is required by the Applicable Law, court process, the Securities and Exchange Commission requirement or by the obligations pursuant to any listing agreement with any national securities exchange or listing agency. Buyer shall also have the right to disclose Confidential Information or the terms of this Agreement to Dallas Area Rapid Transit and Trinity Railway Express to the extent necessary for Buyer to notify Dallas Area Rapid Transit and Trinity Railway Express of its proposed purchase or actual purchase of Seller’s facilities crossing such entities’ properties. Seller shall also have the right to disclose Confidential Information or the terms of this Agreement to Dallas Area Rapid Transit, Trinity Railway Express, Kansas City Southern Railway, Union Pacific Railroad and any third party vendors whose consent or permits may be required or necessary to consummate the Transactions.

(b) Public Announcements. The parties agree to issue a press release as mutually agreed (and no other form of oral or written announcement) to disclose the fact that this Agreement has been executed by the parties, the terms of this Agreement and the nature of the Transactions, provided that either party may make such an oral or written announcement to the extent such party is required by the Applicable Law, court process, Securities and Exchange Commission requirement or by obligations pursuant to any listing agreement with any national securities exchange or listing agency to make a statement regarding the Transactions, such party or its Affiliate (i) shall use its reasonable best efforts to consult with the other party before making such statement, and, to the extent reasonably feasible, provide the other party the opportunity to review and comment upon, any such statements prior to it being made and (ii) shall include only the contents of such a statement that is required by the Applicable Law, court process, Securities and Exchange Commission requirement or by the obligations pursuant to any listing agreement with any national securities exchange or listing agency. Notwithstanding the foregoing, the provisions of this Section 9.12 shall not apply to any communications between Buyer and any other person, including any utility, that initiates communications with Buyer at the direction of Seller or its Affiliates. Seller, for itself and its Affiliates, expressly agrees that in respect of any other person, including any utility, that initiates communications with Buyer at the direction of Seller or its Affiliates, Buyer shall have the right to agree to or to decline to communicate with such person.

25

SECTION 9.13 Headings. The article and section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said articles or sections.

SECTION 9.14 Construction and References. Words used in this Agreement, regardless of the number or gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context shall require. Unless otherwise specified, all references in this Agreement to Sections, paragraphs or clauses are deemed references to the corresponding Sections, paragraphs or clauses in this Agreement, and all references in this Agreement to Schedules or Exhibits are references to the corresponding Schedules or Exhibits attached to this Agreement.

SECTION 9.15 Neutral Interpretation. The parties agree that the terms and conditions of this Agreement are the result of negotiations between the parties and/or their counsel, and that this Agreement shall not be construed in favor of or against either party by reason of the extent to which either party or its counsel participated in the drafting of this Agreement.

SECTION 9.16 Terminology. “Knowledge,” “to the knowledge”, “the best knowledge”, or any similar phrase shall mean the actual knowledge of the party making the representation without investigation of any kind, but including knowledge that a reasonable person charged with the duties and responsibilities could reasonably be deemed to have known.

SECTION 9.17 Specific Performance. The parties acknowledge that the Transactions covered by this Agreement are unique and that a party will have no adequate remedy at law and may suffer irreparable damage if the other party breaches any covenant contained herein or fails to perform any of their obligations under this Agreement. Accordingly, each party agrees that each party shall have the right, in addition to any other rights which it may have, to seek specific performance and equitable injunctive relief if the other party shall fail or threaten to fail to perform any of its obligations under this Agreement

SECTION 9.18 Waiver; Remedies. No failure or delay by any party in exercising any right or remedy under this Agreement or any of the documents delivered pursuant to this Agreement, and no course of dealing between the parties, operates as a waiver of such right or remedy, and no single or partial exercise of any such right or remedy precludes any other or further exercise of such right or remedy or the exercise of any other right or remedy. Any enumeration of a party’s rights and remedies in this Agreement is not intended to be exclusive, and a party’s rights and remedies are intended to be cumulative to the extent permitted by law and include any rights and remedies authorized in law, by contract or in equity.

26

ARTICLE X

DEFINITIONS

SECTION 10.1 Definitions. The following terms used in this Agreement have the meanings ascribed to them below:

“Adverse Claims” has the meaning set forth in Section 4.2 of this Agreement.

“Affected Product” has the meaning set forth in Section 6.3 of this Agreement.

“Affiliate” shall mean any person or entity which, directly or indirectly, controls, is controlled by, or is under common control with a party, based on the total voting power of all classes of equity interests entitled to vote. For purposes of this definition only, “control” means (i) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or participating shares entitled to vote for the election of directors, and (ii) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to participate in the management and policies of such non-corporate entity.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Applicable Law” has the meaning set forth in Section 4.4 of this Agreement.

“Assumed Contracts” has the meaning set forth in the Recitals section of this Agreement.

“Assumed Liabilities” has the meaning set forth in Section 2.1 of this Agreement.

“BPL Equipment” has the meaning set forth in Section 6.1(a) of this Agreement.

“BPL Intellectual Property” has the meaning set forth in Section 4.11(a) of this Agreement.

“BPL Network” has the meaning set forth in the Recitals section of this Agreement.

“Buyer” has the meaning set forth in the preamble to this Agreement.

“Buyer Indemnified Party” has the meaning set forth in Section 8.1 of this Agreement.

“Claim” has the meaning set forth in Section 3.2(e).

“Claim Notice” has the meaning set forth in Section 8.3(a) of this Agreement.

“Closing” has the meaning set forth in Section 1.4(a) of this Agreement.

“Closing Date” is the date on which the Closing occurs.

27

“Confidential Information” has the meaning set forth in Section 9.12(a) of this Agreement.

“Constructed BPL Network” has the meaning set forth in the Recitals section of this Agreement.

“Epidemic Failure” has the meaning set forth in Section 6.3 of this Agreement.

“Epidemic Failure costs” has the meaning set forth in Section 6.1(b) of this Agreement.

“Excluded Liabilities” has the meaning set forth in Section 2.2 of this Agreement.

“Guarantor” has the meaning set forth in the preamble to this Agreement.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the rules and regulations promulgated thereunder.

“IES” has the meaning set forth in Section 1.4(c)(iii) of this Agreement.

“IES Services Agreement” has the meaning set forth in Section 2.1 of this Agreement.

“Indemnified Party” has the meaning set forth in Section 8.3(a) of this Agreement.

“Indemnifying Party” has the meaning set forth in Section 8.3(a) of this Agreement.

“Insolvent” has the meaning set forth in Section 4.10 of this Agreement.

“Intellectual Property” has the meaning set forth in Section 4.11(b) of this Agreement.

“Knowledge” has the meaning set forth in Section 9.16 of this Agreement.

“License Agreement” has the meaning set forth in Section 1.4(c)(ii) of this Agreement.

“Losses” has the meaning set forth in Section 8.1 of this Agreement.

“Notice” or “Notices” has the meaning set forth in Section 9.10 of this Agreement.

“Objection Notice” has the meaning set forth in Section 8.3(b) of this Agreement.

“Oncor-CCT Agreements” has the meaning set forth in Section 3.1 of this Agreement.

“Proceeding” has the meaning set forth in Section 4.5 of this Agreement.

“Product Specifications” has the meaning set forth in Section 6.1(a) of this Agreement.

“Product Warranty” has the meaning set forth in Section 6.1(a) of this Agreement.

28

“Product Warranty Period” has the meaning set forth in Section 6.1(a) of this Agreement.

“Purchase Price” has the meaning set forth in Section 1.2 of this Agreement.

“Released Parties” has the meaning set forth in Section 3.2(a) of this Agreement.

“RMA” has the meaning set forth in Section 6.1(b) of this Agreement.

“Sales Agreement” has the meaning set forth in the Recitals section of this Agreement.

“Seller” has the meaning set forth in the preamble to this Agreement.

“Seller Indemnified Party” has the meaning set forth in Section 8.2 of this Agreement.

“Seller Material Adverse Effect” means any violation, circumstance, change, effect or other matter, either individually or in the aggregate with all other violations, circumstances, changes, effects and other matters, that has, or could reasonably be expected to have, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), operating results, operations or business prospects (excluding any business with the Buyer) of the Seller or a material asset included in the Constructed BPL Network or a material liability included in the Assumed Liabilities or the ability of the Seller or Guarantor to perform their obligations under this Agreement or to consummate timely the Transactions.

“To the knowledge” or “the best knowledge” has the meaning set forth in Section 9.16 of this Agreement.

“Transactions” has the meaning set forth in Section 1.5 of this Agreement.

“Transferred Permits” has the meaning set forth in the Recitals section of this Agreement.

“Utility Agreements” has the meaning set forth in the Recitals section of this Agreement.

[Remainder of this page intentionally left blank.]

29

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

CURRENT COMMUNICATIONS OF TEXAS, L.P.	Address:	c/o CURRENT Group, LLC 20420 Century Boulevard Germantown, MD 20874 Attention: General Counsel Email: Jbirnbaum@currentgroup.com

By:
Name:
Title:

CURRENT GROUP, LLC (with respect to Sections 3.2, 4.1, 4.2, 4.3, 4.10, 9.1 and 9.2, only)	Address:	c/o CURRENT Group, LLC 20420 Century Boulevard Germantown, MD 20874 Attention: General Counsel Email: Jbirnbaum@currentgroup.com

By:
Name:
Title:

ONCOR ELECTRIC DELIVERY COMPANY LLC	Address:	Oncor Electric Delivery Company 1601 Bryan Street Dallas, Texas 75201 Attention: Vice President of Asset Management Email: jgreer2@oncor.com

By:
Name:
Title:

With a copy to:

Oncor Electric Delivery Company
1601 Bryan Street
Dallas, Texas 75201
Attention: Chief Legal Officer
Email: james.obrien@oncor.com

SCHEDULE A

CONSTRUCTED BPL NETWORK

The Constructed BPL Network consists of Schedules C and D (excluding any meters listed on Schedule D)

SCHEDULE B

ASSUMED CONTRACTS

CURRENT ENTITY	VENDOR	NAME OF AGREEMENT	DATE	NOTES: PURPOSE of AGREEMENT
CURRENT Communications of Texas, L.P.	Databank Holdings Ltd.	Master Services Agreement	7/17/2006

CURRENT Communications of Texas, L.P.	FiberLight, LLC	Master Operating Lease Agreement	6/27/2007	Fiber-Optic Cable System

CURRENT Communications Services, LLC	Level 3 Communications, LLC	Master Service Agreement	5/24/2004	Colo, private line and cross connect and fiber services

TRANSFERRED PERMITS

CURRENT ENTITY	VENDOR	NAME OF AGREEMENT	DATE	NOTES: PURPOSE of AGREEMENT
CURRENT Communications of Texas, L.P.	The Kansas City Southern Railway Company	Wire Crossing Contract-Mile Post 217.23	5/4/2007	Railway Crossing Agreement

CURRENT Communications of Texas, L.P.	The Kansas City Southern Railway Company	Wire Crossing Contract-Mile Post 219.65	5/4/2007	Railway Crossing Agreement

CURRENT Communications of Texas, L.P.	The Kansas City Southern Railway Company	Wire Crossing Contract-Mile Post 217.82	6/22/2007	Railway Crossing Agreement

CURRENT Communications of Texas, L.P.	Union Pacific Railroad Company	Wireline Crossing Agreement-Mile Post 209.4	4/19/2007	Railway Crossing Agreement

CURRENT Communications of Texas, L.P.	Union Pacific Railroad Company	Wireline Crossing Agreement-Mile Post 208.8	4/19/2007	Railway Crossing Agreement

CURRENT Communications of Texas, L.P.	Union Pacific Railroad Company	Wireline Crossing Consent Letter-Mile Post 210.72	5/24/2007	Consent Letter

CURRENT Communications of Texas, L.P.	Union Pacific Railroad Company	Wireline Crossing Consent Letter-Mile Post 210.73	5/24/2007	Consent Letter

DART AND TRE PERMITS

CURRENT ENTITY	VENDOR	NAME OF AGREEMENT	DATE	NOTES: PURPOSE of AGREEMENT
CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200789	10/1/2006	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200804	11/1/2006	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200805	11/1/2006	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200823	2/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200832	2/26/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200829	3/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200830	3/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200831	3/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200833	3/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200834	3/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200875	4/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200873	4/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200874	4/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200876	4/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200877	4/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200878	4/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200879	4/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200892	4/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200893	4/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200894	4/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200895	4/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200896	4/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200897	4/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200918	4/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200890	5/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200891	5/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200898	5/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200919	5/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200913	7/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200914	7/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200915	7/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200916	7/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200917	7/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200911	8/17/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200939	10/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200941	12/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Dallas Area Rapid Transit	License Agreement No. 200943	12/1/2007	DART Crossing Permit

CURRENT Communications of Texas, L.P.	Trinity Railway Express	License Agreement No. R023227	3/1/2007	Railway Crossing Agreement

CURRENT Communications of Texas, L.P.	Trinity Railway Express	License Agreement No. R023229	3/1/2007	Railway Crossing Agreement

CURRENT Communications of Texas, L.P.	Trinity Railway Express	License Agreement No. R023228	3/1/2007	Railway Crossing Agreement

SCHEDULE C

INVENTORY

Summary

Totals
BPL Inventory Totals:	$10,160,779
Non-Deployed Capital Materials Totals:	$893,950
Inventory Transfer Totals:	$11,054,729

BPL Equipment Inventory

	Item Number	Item Description	Location Code	QTY On Hand	Totals
BPL Electronics	210-0115-0002-CS	CT NGOH PLB w/out GPS	TXUZZZ-ARC	462
	210-0115-0002-CS	CT NGOH PLB w/out GPS	TXUZZZ-ARL	15,871
	210-0129-0001-CS	CT NGOH LVR OH 5000	TXUZZZ-ARL	211
	210-0150-0001-CS	CT URD Repeat PLB 5000R (PPN)	TXUZZZ-ARL	73
	210-0150-0001-CS	CT URD Repeat PLB 5000R (PPN)	Flextronics	338
					$6,949,716

BPL Couplers	210-0080-0001-CS	NGOH 15KV COUPLER	TXUZZZ-ARL	12,035
	240-0141-0001-CS	Coupler Mounting Bracket NGOH	TXUZZZ-ARL	8,087
	210-0151-0003-CS	CT URD Repeat Coupler 5000R (PPN)	TXUZZZ-ARL	1,904
					$2,919,510

Misc. BPL Supporting Equipment	210-0091-0001-CS	CT NGOH 12” Coupler EMB	TXUZZZ-ARL	3,792
	210-0090-0001-CS	CT NGOH 36” Coupler EMB	TXUZZZ-ARL	473
	210-0073-0001-CS	43” Angled EMB	TXUZZZ-ARL	1,486
	210-0171-0001-CS	URD Coupler 3:1 Splitter (PPN)	TXUZZZ-ARL	26

		240-3107-0004-CS	10 FT BNC RF Extension Cable	TXUZZZ-ARL	44
		240-3107-0003-CS	15 FT BNC RF Extension Cable	TXUZZZ-ARL	44
		240-3107-0005-CS	20 FT BNC RF Extension Cable	TXUZZZ-ARL	42
		210-0001-0028-CS	CT OH Dual NE Bracket	TXUZZZ-ARL	90
		210-0187-0005-CS	CT OH Dual NE Splitter	TXUZZZ-ARL	11
		210-0001-0026-CS	NGOH Dual Pole Assembly Splitter	TXUZZZ-ARL	4
		240-3077-0001-CS	PPN-to-PPN Cable	TXUZZZ-ARL	7
		240-3118-0001-CS	URD Power Extension Cable Submersible Transformer 10FT	TXUZZZ-ARL	36
		240-3118-0002-CS	URD Power Extension Cable Submersible Transformer 15FT	TXUZZZ-ARL	36
		240-3118-0003-CS	URD Power Extension Cable Submersible Transformer 20FT	TXUZZZ-ARL	36
		210-0001-0024-CS	NGOH BP Assembly Kit	TXUZZZ-ARL	390
		MIS00419-CS	Metal PPN RF Connector Cap (End of Run)	TXUZZZ-ARL	398
		210-0192-0001-CS	BPL Transformer 120V v.5010	TXUZZZ-ARL	11
		210-0192-0002-CS	BPL Transformer 240V v.5010	TXUZZZ-ARL	10
		210-0192-0003-CS	BPL Transformer 480V v.5010	TXUZZZ-ARL	16
						$291,553

BPL Inventory Totals:						$10,160,779

Non Deployed Capital

		Item Number	Item Description	Location Code	QTY On Hand	Totals
Non-Deployed Capital Materials	Fiber Cable & Pigtails	ADES0950-12-ES-012-S3	12F ESM EZSPAN ADSS KP 950LB	TXUZZZ-ARL	654528
		ADES0950-12-ES-024-S3	24f ESM EZSPAN ADSS KP 950LB	TXUZZZ-ARL	2500
		ADES0950-12-ES-036-S3	36F ESM EZSPAN ADSS KP 950LB	TXUZZZ-ARL	3750
		ADES0950-12-ES-048-S3	48F ESM EZSPAN ADSS KP 950LB	TXUZZZ-ARL	190570
		ADES0950-12-ES-072-S3	72F ESM EZSPAN ADSS KP 950LB	TXUZZZ-ARL	17883
		ADES1020-12-ES-096-S3	96CT ADSS Cable	TXUZZZ-ARL	46102
		ADES1240-12-ES-144-S3	144f ESM EZSPAN ADSS KP 1240LB	TXUZZZ-ARL	48902
		ADES1460-12-ES-288-S3	288F ESM ADSS LS PKP 1460LB	TXUZZZ-ARL	6750
		ADLD1380-24-ES-216-S3	216f ESM ADSS LG SPAN PKP 1380LB	TXUZZZ-ARL	1679

	LSO002UC00S1500F	Drop Cable w/sc angle boot 1500ft	TXUZZZ-ARL	1
	LSO002UL00025F	S/M Dual Head Industrial LC/UPC pigtail at 25 feet	TXUZZZ-ARL	19
	LSO002UL00050F	S/M Dual Head Industrial LC/UPC pigtail at 50 feet	TXUZZZ-ARL	1
	LSO004IL00025F	25 FT Fiber Pigtail	TXUZZZ-ARL	713
	LSO004IL00025F	25 FT Fiber Pigtail	TXUZZZ-B&M	64
					$537,807

Fiber Hardware	00070176	Fiber Insert .486” Fits 12 thru 72 Count ADSS Cable	TXUZZZ-ARL	620
	00070179	ADSS Hardware Fiber Insert fits 96 CT ADSS Cable	TXUZZZ-ARL	500
	00070186	Insert for 144 Count Fiber	TXUZZZ-ARL	123
	00070218	Fiber Insert 12 to 48 Ct fiber	TXUZZZ-ARL	185
	2872004C1E1	Limited Dead End Grip for 12 to 48 ct Fiber	TXUZZZ-ARL	1540
	2872006C1E1	LTD Tension DE w/Clevis and Link	TXUZZZ-ARL	32
	2872011C1E1	LTD Tension DE w/Clevis and Link	TXUZZZ-ARL	149
	2872012C1E1	LTD Tension DE w/Clevis and Link 288 Fiber	TXUZZZ-ARL	35
	2875003TE	Lite Dead End Grips 12 to 48ct Fiber	TXUZZZ-ARL	700
	2875005TE	Lite Tension Dead-End 96Ct Fiber .5568 OD	TXUZZZ-ARL	490
	2875007TE	Lite Dead End Grip for 144Ct Cable	TXUZZZ-ARL	87
	4800000	Dual Slot FLS Block w/out Inserts	TXUZZZ-ARL	949
	710011124T	IN-SPAN Storage System “NM” (aka Snowshoe)	TXUZZZ-ARL	1
	800012116	Runt Closure	TXUZZZ-ARL	36
	8001127	Splice Tray	TXUZZZ-ARL	1
	8003664	4-Hole Grommet .30-.43”	TXUZZZ-ARL	76
	8003691	1 Hole Grommet for Coyote Closure	TXUZZZ-ARL	25
	80061043	COYDAC04 Splice Closure	TXUZZZ-ARL	273
	80061043	COYDAC04 Splice Closure	TXUZZZ-B&M	11
	80808289	36 CT Low Profile Splice Tray	TXUZZZ-ARL	59
	80808289	36 CT Low Profile Splice Tray	TXUZZZ-B&M	5
	COYDOME00002	6.5 x 22 Buffer w/1 Tray	TXUZZZ-ARL	56
	FOLT 1170 TE	.460-.505 33” Green Lite Tension Dead End	TXUZZZ-ARL	50
	PTG-0201	Tree Guard-Poly (1/2”x 6’ )	TXUZZZ-ARL	675
	PTG-0203	Tree Guard-Poly (1”x6’ )	TXUZZZ-ARL	533
					$154,987

DP/POP Equipment	109560524	XCVR,SFP-MR-MM, Metro WSM, Multirate 850NM	TXUZZZ-ARL	4
	109640656	RTU-Initial RTU WSM R6.0	TXUZZZ-ARL	1
	109640714	SFTW-Metropolis WSM R6.0	TXUZZZ-ARL	1
	408848513	CIRCUIT PK, XCVRE725, 1530,33,CH59	TXUZZZ-ARL	2

	408848653	XCVRE725 1552.52 CH31	TXUZZZ-ARL	1
	408848661	XCVRE725 1554.13 CH29	TXUZZZ-ARL	1
	408848679	XCVRE725 1555.75 CH27	TXUZZZ-ARL	1
	408849008	CIRCUIT PK, XCVREE25, 1546.12, CH39	TXUZZZ-ARL	1
	408849024	CIRCUIT PK,XCVREE25, CH43 W/VOA	TXUZZZ-ARL	1
	408851988	CIRCUIT PK,OLDVGMSA,1510,OA,VG EDFA, MSA	TXUZZZ-ARL	1
	408851996	Shelf Assembly, MD40SHW, 40WL	TXUZZZ-ARL	2
	408852242	Installation Kit, 2U SHF, 19 to 23	TXUZZZ-ARL	2
	408852275	Cable Assembly, Optical, LC-LC	TXUZZZ-ARL	1
	408852309	Cable Assembly, Optical, LC-LC	TXUZZZ-ARL	2
	408852317	Cable Assembly, Optical,LC-LC	TXUZZZ-ARL	10
	408852325	Cable Assembly, Optical, LC-LC	TXUZZZ-ARL	8
	408852333	Cable Assembly, Optical, LC-LC	TXUZZZ-ARL	3
	408853059	Installation Kit, 5U SHF, 19 to 23	TXUZZZ-ARL	2
	408853570	Filler Assembly, OLD, Optical	TXUZZZ-ARL	1
	408853588	Filler Assembly, OADM, 1 Serial	TXUZZZ-ARL	6
	408853596	Filler Assembly, OADM, 8 Serial	TXUZZZ-ARL	1
	408853612	Filler Assembly, XCVR	TXUZZZ-ARL	12
	408853620	Filler Assembly, SIM	TXUZZZ-ARL	6
	408862654	CIRCUIT PK, SIM, 2XUDS, UNIV DATA, 2PORT	TXUZZZ-ARL	2
	408872232	Adapter Assembly, ID-ADAPT	TXUZZZ-ARL	2
	408873081	Cable Assembly, Signal, SMB,36	TXUZZZ-ARL	2
	408882488	CT PK, SSSP-CLK, Universal Shelf Processor	TXUZZZ-ARL	4
	408892115	Attenuator, Singlemode, LG	TXUZZZ-ARL	1
	408893907	Kit, Shelf Assy, Metropolis WSM	TXUZZZ-ARL	2
	408898294	CT PK, OLDLEV20, 1310,OA,2020 EDFA,DWNLD	TXUZZZ-ARL	2
	GLC-ZX-SM	1000 BASE-ZX SFP	TXUZZZ-ARL	3
					$102,205

DP/POP Equipment- Sitting with contractor	524913	RLY RACK,WELDED,23”W,7’-0”,HCS,146	Cellecion	1
	58213500001	System Rectifier	Cellecion	1
	524913	Relay Rack	Cellecion	1
	582135000LB	ASSY, DIST, LOAD DISC	Cellecion	2
	524679	KIT 10 POS GMT FUSEHOLDER	Cellecion	2
	248610900	FUSE ALM FSI 3A 60V	Cellecion	4
	102279	CB HYD MAG 1P 30A	Cellecion	2
	102281	CB HYD MAG 1P 40A	Cellecion	6
	248611000	FUSE ALM FSI 5A 60V	Cellecion	4
	102284	CB, HYD MAG 1P 70A	Cellecion	2
	524690	Breaker Fuse MTG Kit	Cellecion	14
	58213500062	ASSY, DIST WIREWAY	Cellecion	1
	528429	KIT, 1/0 BATTERY LUGS	Cellecion	3
	524913	Relay Rack	Cellecion	2
	58213500093	ASSY, 23 BAT TRAY, W/WO DISC BREAK 14	Cellecion	3
	121810	CB, HYD MAG E/M 1P 200A SPD	Cellecion	3

121810	CB, HYD MAG E/M 1P 200A SPD	Cellecion	3
525034	ASSY, 2 POLE BAT DISC BRKR 146	Cellecion	3
5821350093	ASSY, 23 BAT TRAY, W/WO DISC BREAK 14	Cellecion	3
525034	ASSY, 2 POLE BAT DISC BRKR 146	Cellecion	3
528429	KIT, 1/0 BATTERY LUGS	Cellecion	3
112795	BAT UNIT VRLA 6 CELL 12 V M12V	Cellecion	24
515907	TERM PNL, 3.5” x 23”	Cellecion	2
102276	15 Amp DC Breaker CB, HYD Mag, 1P, 80VDC	Cellecion	4
58920010001	ASSY, SHELF, 1ST EXP, 23”, 2RU,9000W,48VDC	Cellecion	1
58920010002	ASSY, SHELF, 1ST EXP, 23”, 2RU,9000W,48	Cellecion	1
58920010050	KIT,PCU BLANK COVER	Cellecion	4
43380028402	ASSY,FINAL,SMALL POWER MCA	Cellecion	1
4865342000		Cellecion	5
524679	Kit, 10POS GMT Fuseholder- Correction to Invoice 900132550	Cellecion	1
300386943	LSC1S-864-74-E/W LCA-LT1B-FF-FO	Cellecion	1
107856528	ASSY-15” DEEP FRAME ASSY*	Cellecion	1
CONCRETE SHELTER	11’8” X 20’ Concrete Shelter	Cellecion	1
OTEC225	Automatic Transfer Switch	Cellecion	1
				$98,951

Non-Deployed Capital Materials Totals:				$893,950

SCHEDULE D

AS-BUILT DOCUMENTATION

[INCLUDED ON CD-ROM DELIVERED WITH EXECUTION OF THIS AGREEMENT]

SCHEDULE E

REGULATORY FUNCTIONALITY SPECIFICATIONS

Status
Meter Management
• LDAP or single-sign on compliant to manage user access	Parties agree that implementation of using LDAP for CURRENT View but Active Directory (AD - Microsoft’s LDAP implementation) for CURRENTLOOK and CURRENTCOLLECTOR, provided there is a process where AD and LDAP can be synchronized, will conform to this requirement

• Use of security profiles to manage various support roles in accordance with audit control requirements	Parties agree that present implementation conforms

• Management of user ID’s, passwords and profiles with date and time stamps	Parties agree that present implementation conforms

• Management of all transactions with date, time and user or system ID to support audit controls	Parties agree that present implementation conforms

• Retention of all error logs, on-demand status results for audit control reports	Parties agree that present implementation conforms and offline storage is acceptable.

• Managing all provisioning / modifications / deletions / suspensions processes associated with meters	Parties agree that present implementation conforms

• Access to all meter provisioning transaction processes through a standard XML-based API interface with systems external to the BPL environment	Parties agree that present SOAP/XML API implementation conforms because process fully supports meter provisioning

• Providing and retaining error logs for all meter processes including date and time stamps	Parties agree that present implementation conforms

• Performing all firmware updates to the CURRENT BPL Module and maintaining prior and current update information including version, date, time, user or system ID and comment parameters to support audit controls.	Parties agree that present implementation conforms

• Support C12.19 configuration functions associated with a meter including class definitions, interval and register requirements including add, modify, delete and obtaining current settings from the meters through external API	Parties agree that meter conforms today, additional multi-vendor back office development required

• Performing meter processes and configuration functions in a meter-by-meter role or through global functions	Parties agree that meter conforms today, additional multi-vendor back office development required

• Performing automated meter readings based on various interval profiles and priorities	Parties agree that present implementation conforms

• Access to all on-demand functions and associated processes through a standard XML-based API interface with systems external to the BPL environment	Parties agree that present SOAP/XML API implementation conforms

• Performing on-demand readings from all meters with CURRENT BPL module in an individual or global process which obtains the cumulative consumption register data for positive / negative pulses and voltage interval readings for the period specified in the read request.	Parties agree that present implementation conforms

• Performing on-demand readings from all meters with CURRENT BPL module in an individual or global process which obtains data stored on the meter and supported by the meter API UOMs from last full interval read date / time (all uncollected data) since last completed read from meter, including register values at the time of the read	Parties agree that present implementation conforms

• Performing on-demand readings from all L&G S4e C&I meters with CURRENT BPL module in an individual or global process which obtains all intervals and registers for a C&I meter supported by the meter API UOMs from the last interval read date / time for the current configuration provisioned to the meter	Parties agree that present implementation conforms

• Performing on-demand readings from all L&G S4e C&I meters with CURRENT BPL module in an individual or global process which obtains all intervals and registers supported by the meter API UOMs from the last interval read date / time for the specified configuration	Parties agree that present implementation conforms

• Performing on-demand readings from all meters in an individual or global process which obtains all interval data supported by the meter API UOMs between specified dates, including register values at the time of the reading	Parties agree that present implementation conforms

• Performing on-demand readings from all C&I meters in an individual or global process which obtains all configuration registers and intervals supported by the meter API UOMs between specified dates	Parties agree that present implementation conforms

• Performing on-demand readings from all C&I meters in an individual or global process which obtains all configuration registers and intervals supported by the meter API UOMs between specified dates and for the specified configuration	Parties agree that present implementation conforms

• Resetting all registers on all meters and obtains the pre- and post-reset register values defined by the meter’s configuration in an individual or global process	Parties agree that present implementation conforms

• Returning and retaining on-demand read results supported by the meter API UOMs including the status such as reading success, invalid device id, device not found, outage state, unparsable data, unspecified error, timeout, invalid device type, name does not exist, invalid read configuration	Parties agree that present implementation conforms

• Validate and maintain last value, date and time associated the power status of a meter in an individual or global process	Parties agree that present implementation of having the meter store the data and having the data accessible via the API conforms

• Access to the validation of the meter power status process through a standard XML-based API interface with systems external to the BPL environment	Parties agree that present implementation utilizing CURRENT’s Smart Grid API conforms

• Sending all meter reading transactions through a standard XML-based API interface with systems external to the BPL environment	Parties agree that present implementation utilizing CURRENT’s Smart Grid API conforms

• Maintaining meter alarm information along with date and time stamps	Parties agree that present implementation conforms

• Maintaining meter alarm information in logical groups by model	Parties agree that present implementation conforms

• Maintaining the meter alarm values associated with each meter type	Parties agree that present implementation conforms

• Access to the meter alarm information along with the date and time stamps through a standard XML-based API interface with systems external to the BPL environment	Parties agree that present implementation utilizing CURRENT’s Smart Grid API conforms

• Maintaining meter outage information along with date and time stamps	Parties agree that present implementation conforms

• Access to the meter outage information along with the date and time stamps through a standard XML-based API interface with systems external to the BPL environment	Parties agree that present implementation utilizing CURRENT’s Smart Grid API conforms

• Maintaining meter communication loss information along with date and time stamps	Parties agree that present implementation utilizing CURRENT’s Smart Grid API conforms

• Access to the meter communication loss information along with the date and time stamps through a standard XML-based API interface with systems external to the BPL environment	Parties agree that present implementation conforms of gaining access to the meter communication loss information along with the date and time stamps through a standard XML-based API interface or data table replication with systems external to the BPL environment

• Performing a ping (meter reading) function on a meter in an individual or global process	Parties agree that present implementation utilizing CURRENT’s Smart Grid API conforms

• Ability to perform a ping (meter reading) function on a meter in an individual or global process through a standard XML-based API interface with systems external to the BPL environment	Parties agree that present implementation utilizing CURRENT’s Smart Grid API conforms

• Performing a ping (power status) function on a meter in an individual or global process	Parties agree that present implementation utilizing CURRENT’s Smart Grid API conforms

• Ability to perform a ping (power status) function on a meter in an individual or global process through a standard XML-based API interface with systems external to the BPL environment	Parties agree that present implementation utilizing CURRENT’s Smart Grid API conforms

• Maintaining the on-demand status types including ping success, ping failure, remote disconnect success, remote re-connect success, firmware update success, remote disconnect failure, remote re-connect failure, firmware update failure	Parties agree present implementation conforms (except remote disconnect/reconnect, which is not currently meter supported)

• Providing messages and corresponding status to and from the HAN device	Supports the ability to send messages from the back-office/Internet to any IP-enabled HAN device with an Ethernet port that can be connected through a BPL modem.

• Ability to provide messages and corresponding status to and from the HAN device in an individual or global process through a standard XML-based API interface with systems external to the BPL environment	Supports the ability to send messages from the back-office/Internet to any IP-enabled HAN device with an Ethernet port that can be connected through a BPL modem.

• Providing message prioritization capability for HAN messages	Supports the ability to send messages from the back-office/Internet to any IP-enabled HAN device with an Ethernet port that can be connected through a BPL modem.

• Ability to validate meter and HAN communication when a meter is replaced	Parties agree that present implementation of pinging to test connectivity conforms

• Ability to provide meter and HAN communication validation information through a standard XML-based API interface with systems external to the BPL environment	Supports the ability to ping from the back-office/Internet to any IP-enabled HAN device with an Ethernet port that can be connected through a BPL modem. Provided the HAN device and BPL modem are integrated, then this can be supported through a standard XML-based API interface.

• Ability to commission or decommission individual HAN devices based on user or system ID	Supports the ability to send messages from the back-office/Internet to any IP-enabled HAN device with an Ethernet port that can be connected through a BPL modem.

• Ability to provide HAN device commissioning or de-commissioning processes through a standard XML-based API interface with systems external to the BPL environment	Supports the ability to send messages from the back-office/Internet to any IP-enabled HAN device with an Ethernet port that can be connected through a BPL modem.

• Ability to share event information with the HAN device	Supports the ability to send messages from the back-office/Internet to any IP-enabled HAN device with an Ethernet port that can be connected through a BPL modem.

• Ability to provide event sharing processes with the HAN devices through a standard XML-based API interface with systems external to the BPL environment	Supports the ability to send messages from the back-office/Internet to any IP-enabled HAN device with an Ethernet port that can be connected through a BPL modem.

• Ability to provide confirmation regarding HAN messages	Supports the ability to send messages from the back-office/Internet to any IP-enabled HAN device with an Ethernet port that can be connected through a BPL modem.

• Ability to provide HAN confirmation through a standard XML-based API interface with systems external to the BPL environment	Supports the ability to send messages from the back-office/Internet to any IP-enabled HAN device with an Ethernet port that can be connected through a BPL modem.

• Ability to track HAN requests with a user or system ID and date and time stamp for audit control purposes	Supports the ability to send messages from the back-office/Internet to any IP-enabled HAN device with an Ethernet port that can be connected through a BPL modem.

• Ability to provide HAN request tracking information through a standard XML-based API interface with systems external to the BPL environment	Supports the ability to send messages from the back-office/Internet to any IP-enabled HAN device with an Ethernet port that can be connected through a BPL modem.

• Ability to support two-way messaging with the HAN device	Supports the ability to send messages from the back-office/Internet to any IP-enabled HAN device with an Ethernet port that can be connected through a BPL modem.

• Ability to provide two-way messaging with a HAN device through a standard XML-based API interface with systems external to the BPL environment	Supports the ability to send messages from the back-office/Internet to any IP-enabled HAN device with an Ethernet port that can be connected through a BPL modem.

• Ability to support pause and resume functions for interfaces with external applications for meter data	Parties agree that present implementation conforms

• The meter management solution must be capable of operating independently of the network management solution	Parties agree that present implementation conforms

• The meter API’s should be developed with open industry standards to support transaction processing by other applications	Parties agree that present implementation of using SNMP v3 conforms

Transformer Management

• Obtaining on-demand current low-voltage 1 and low-voltage 2 transformer voltages readings for a specified transformer id in an individual or global process	Parties agree that present implementation conforms

• Access to all on-demand functions and associated processes through a standard XML-based API interface with systems external to the BPL environment	Parties agree that present implementation of gaining access to the information through a standard XML-based API interface or data table replication with systems external to the BPL environment conforms

• Retention of all error logs, on-demand status results for audit control reports	Parties agree that present implementation conforms

• Returning and retaining on-demand results including the status such as reading success, invalid device id, device not found, outage state, unspecified error, timeout, name does not exist	Parties agree that present implementation conforms

• Obtaining an on-demand power status of a transformer in an individual or global process	Parties agree that present implementation conforms

• Providing flags to validate reading and alarm records	Parties agree that present implementation of providing trap notifications conforms

• Maintaining transformer voltage, voltage thresholds, date and time stamp information associated with the transformer voltage exceeding a specific threshold	Parties agree that present implementation conforms

• Access to the transformer voltage, voltage thresholds, date and time stamp information through a standard XML-based API interface with systems external to the BPL environment	Parties agree that present implementation of gaining access to the information through a standard XML-based API interface or data table replication with systems external to the BPL environment conforms

• Maintaining transformer outage event, date and time stamp information	Parties agree that present implementation conforms

• Access to the transformer outage event, date and time stamp information through a standard XML-based API interface with systems external to the BPL environment	Parties agree that present implementation of gaining access to the information through a standard XML-based API interface or data table replication with systems external to the BPL environment conforms

• The transformer management solution must be capable of operating independently of the network management solution.	Parties acknowledge that this function is not currently available but will be included in CURRENT VIEW 4.1, which is slated for release by August 1, 2008.

Network Management

• Providing two-way communication to each of the meters and network elements	Parties agree that present implementation conforms

• The network management solution must be capable of operating independently of the meter management solution	Parties agree that present implementation conforms

• The network element API’s should be developed with open industry standards to support transaction processing and network management by other applications	Parties agree that present implementation conforms

• The management information base (MIB) definitions must be developed based on the standard OSI / ISO network management model and open industry standards to support network management by other applications	Parties agree that present implementation conforms

• LDAP or single-sign on compliant to manage user access	Parties agree that present implementation conforms

• Use of security profiles to manage various support roles in accordance with audit control requirements	Parties agree that present implementation of having role based users conforms

• Management of user ID’s, passwords and profiles with date and time stamps	Parties agree that present implementation conforms

• Management of all transactions with date, time and user or system ID to support audit controls	Parties agree that present implementation conforms

• Retention of all error logs, on-demand status results for audit control reports	Parties agree that present implementation conforms

• Network environment must be capable of managing simultaneous activity associated with meter reading functions (interval-based or on-demand, individual or global processes), HAN functions (individual or global processes) and network element functions (interval-based or on-demand, controls)	Parties agree that present implementation conforms

• Ability to support data traffic prioritization requirements	Parties agree that present implementation conforms

• Ability to support multiple layers of security based on data requirements	Parties agree that present implementation conforms

Data Values

• The BPL environment must use at a minimum Units of Measures (UOM) based on ANSI C12.19 Utility Industry End Device Data Table formats for data types associated with:

• Pulse (+kWh)	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Pulse (-kWh)	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• 120 V Phase A Voltage	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• 120 V Phase C Voltage	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• 240 V Voltage	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Power Outage	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Clock Drift	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Outage Reporting	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Clock Drift Alarm Count	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Clock Drift Threshold	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Clock Drift Adjust Time	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• External Input 1	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• External Input 2	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• kVARh Manipulated	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Lagging kVARh	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Leading kVARh	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Leading VAh	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• kVAh RMS	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• V2h(a) or V hours (a) ANSI	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• V2h(b) or V hours (b) ANSI	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• V2h(c) or V hours (c) ANSI	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• I2h(n) or I hours (n) ANSI	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• I2h(a) or I hours (a) ANSI	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• I2h(b) or I hours (b) ANSI	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• I2h(c) or I hours (c) ANSI	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• kVAh td manipulated	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• kVAh td leading	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Voltage Sag (a)	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Voltage Sag (b)	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Voltage Sag (c)	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Voltage Swell (a)	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Voltage Swell (b)	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Voltage Swell (c)	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Voltage Sag (any phase)	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Voltage Swell (any phase)	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Power Factor	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Rate A kWh	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Rate B kWh	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Rate C kWh	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Rate D kWh	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Rate A kW	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Rate B kW	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Max kW	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Power Factor at Max kW Interval	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Interval Length	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Number of Demand Resets	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Date and Time of Last Reset	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Program ID	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Program Date	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Kt	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Meter Kh	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Mfg. Serial Number	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Date and Time	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Number of Power Outages	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Number of Times Programmed	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Programmer Name	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Phase A Voltage	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Phase B Voltage	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Phase C Voltage	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Phase B Voltage Angle	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Phase C Voltage Angle	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Phase A Current	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Phase B Current	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Phase C Current	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Phase A Current Angle	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Phase B Current Angle	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• Phase C Current Angle	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

• kVA	Parties agree that present implementation of identifying these data types through the UOM API specification conforms

SCHEDULE F

PRODUCT SPECIFICATIONS

[INCLUDED ON CD-ROM DELIVERED WITH EXECUTION OF THIS AGREEMENT]

SCHEDULE G

THIRD PARTY PRODUCTS

Oncor POP1 List

Computing Equipment

Description
Brocade Silkworm 4100
Dell Blade Chassis
Dell 1955 Blade Servers
Dell 2950
Dell 1850
IBM x336
Netapp 3040C
Netapp DS14mk4FC drawers

Communications Equipment

Description
7609 Chassis Bundles
Cisco 7609 9-slot, Redundant System, 2 SUP720-3BXL and 2 PS
Supervisor Engine 720-3BXL
Cat6500 Sup720/Sup32 Compact Flash Mem 128MB
Supervisor Engine 720-3BXL
Cat6500 Sup720/Sup32 Compact Flash Mem 128MB
2700W/4000W DC Option for CISCO7609/Cat 6509 Chassis
Cisco 7600-SUP720 IOS ADVANCED ENTERPRISE SERVICES SSH
Cisco 7600 Series SPA Interface Processor-400
Cisco 2-port Gigabit Ethernet Shared Port Adapter
Cat6500 48-port 10/100/1000 GE Mod: fabric enabled, RJ-45
Catalyst 6500 24-port GigE Mod: fabric-enabled (Req. SFPs)
GE SFP, LC connector LX/LH transceiver
GE SFP, LC connector SX transceiver
Catalyst 6500/Cisco 7600 Supervisor 720 Fabric MSFC3 PFC3BXL
Bootflash for SUP720 - 64MB-SP
Bootflash for SUP720-64MB-RP
Catalyst 6500/Cisco 7600 Supervisor 720 Fabric MSFC3 PFC3BXL
Bootflash for SUP720 - 64MB-SP
Bootflash for SUP720-64MB-RP
SPA for Cisco 7600; No Physical Part; For Tracking Only
Catalyst 6500 256MB DDR, xCEF720 (67xx interface, DFC3A)
Catalyst 6500 Central Fwd Card for WS-X67xx modules
8x5xNBD SMARTNET Svc, 7609 Chassis Bundles
SMARTNET 8x5xNBD Cisco 7609 9-slot, R
SMARTNET 8x5xNBD 7600 Series SPA Interface Processor 400
SMARTNET 8x5xNBD 2-Pt Gigabit Enet Shared Pt Adptr
7609 Chassis Bundles
Cisco 7609 9-slot, Redundant System, 2 SUP720-3BXL and 2 PS

Supervisor Engine 720-3BXL
Cat6500 Sup720/Sup32 Compact Flash Mem 128MB
Supervisor Engine 720-3BXL
Cat6500 Sup720/Sup32 Compact Flash Mem 128MB
2700W/4000W DC Option for CISCO7609/Cat 6509 Chassis
Cisco 7600-SUP720 IOS ADVANCED ENTERPRISE SERVICES SSH
Cat6500 48-port 10/100/1000 GE Mod: fabric enabled, RJ-45
Catalyst 6500 24-port GigE Mod: fabric-enabled (Req. SFPs)
GE SFP, LC connector SX transceiver
Catalyst 6500/Cisco 7600 Supervisor 720 Fabric MSFC3 PFC3BXL
Bootflash for SUP720 - 64MB-SP
Bootflash for SUP720-64MB-RP
Catalyst 6500/Cisco 7600 Supervisor 720 Fabric MSFC3 PFC3BXL
Bootflash for SUP720 - 64MB-SP
Bootflash for SUP720-64MB-RP
Catalyst 6500 256MB DDR, xCEF720 (67xx interface, DFC3A)
Catalyst 6500 Central Fwd Card for WS-X67xx modules
Firewall blade for 6500 and 7600, VFW License Separate
Firewall Module Software 3.1 for 6500 and 7600, 2 free VFW
Catalyst 6000 Content Switching Module
CSM 4.2.2 Software Release
8x5xNBD Svc, Firewall blade for Catalyst 6500
8x5xNBD SMARTNET Svc, 7609 Chassis Bundles
SMARTNET 8x5xNBD Cisco 7609 9-slot, R
Cisco Catalyst C2960G 44-port 10/100/1000
GE SFP, LC connector SX transceiver
Cisco Smartnet Extended Service Agreement 1yr (8x5 NBD)
Cisco SCE 2020 Service Control Engine, Multi Mode, 4-port GE
Cisco Service Control Engine DC Power Supply
Cisco SCA for Broadband Rel. 2.5, Cap. Cntl
Cisco SCOS Software Release 2.5
Service Control Collection Mgr (database s/w not included)
Cisco SCA for BB Rel. 2.5, 10K Subs License, Tier Cntl
Cisco Smartnet Extended Service Agreement 1yr (8x5 NBD)
2821 w/ AC PWR,2GE,4HWICs,3PVDM,1NME-X,2AIM,IP BASE,64F/256D
Cisco 2800 IP BASE W/O CRYPTO
16 port Asynchronous Module
Power Cord,110V
8 Lead Octal Cable (68 pin to 8 Male RJ-45s)
Cisco 2821/51 AC power supply
Device manager for routers
256MB DDR DRAM Memory factory default for the Cisco 2800
64MB CF default for Cisco 2800 Series
ONSITE 8X5XNBD 2821 w/ AC PWR,2FE,4HWICs
Catalyst 6500 Cisco Anomaly Detection Module
Service Module 5.0 software
1 Card - Guard (Prevention)
Guard 5.0 Module software

CS Mgr 3.0 Enterprise Pro - 50 Device Base Lic Media Kit
CS Mgr Enterprise Pro - Incremental 500 Device License
PN-MARS 50 1RU Appliance, 1,000 EPS, 240GB RAID0, HW/SW
SAS SVC., Cisco Secure Policy Manager v2.0 appl.
SMARTNET 8X5XNBD PN-MARS 50 1RU Appli
SMARTNET 8X5XNBD Catalyst 6500 Cisco
Forum 2563 64bit Xwall Appliance for Production environments
Forum X-Ray software QA/Test tool
1 Year of 24/7/365 Support and maintenance
US robotics modem

Fiber Equipment

Description
Optical Electronics
Lucent WSM
Power:
10amp Breaker w/ mounting kit
Routing/Switching PDU
Server PDU
Misc.
Modem
Server Racks
Jumpers

Oncor PoP2 List

Computing Equipment

Description
Dell Blade Chassis
Dell 1955 Blade Servers
Brocade Silkworm 200e
Netapp 3040
Netapp DS14mk4FC drawers

Communications Equipment

Description
7609 Chassis Bundles
Cisco 7609 9-slot, Redundant System, 2 SUP720-3BXL and 2 PS
Supervisor Engine 720-3BXL
Cat6500 Sup720/Sup32 Compact Flash Mem 128MB
Supervisor Engine 720-3BXL
Cat6500 Sup720/Sup32 Compact Flash Mem 128MB
2700W/4000W DC Option for CISCO7609/Cat 6509 Chassis
Cisco 7600-SUP720 IOS ADVANCED ENTERPRISE SERVICES SSH

Cisco 7600 Series SPA Interface Processor-400
Cisco 2-port Gigabit Ethernet Shared Port Adapter
Cat6500 48-port 10/100/1000 GE Mod: fabric enabled, RJ-45
Catalyst 6500 24-port GigE Mod: fabric-enabled (Req. SFPs)
GE SFP, LC connector LX/LH transceiver
GE SFP, LC connector SX transceiver
Catalyst 6500/Cisco 7600 Supervisor 720 Fabric MSFC3 PFC3BXL
Bootflash for SUP720 - 64MB-SP
Bootflash for SUP720-64MB-RP
Catalyst 6500/Cisco 7600 Supervisor 720 Fabric MSFC3 PFC3BXL
Bootflash for SUP720 - 64MB-SP
Bootflash for SUP720-64MB-RP
SPA for Cisco 7600; No Physical Part; For Tracking Only
Catalyst 6500 256MB DDR, xCEF720 (67xx interface, DFC3A)
Catalyst 6500 Central Fwd Card for WS-X67xx modules
8x5xNBD SMARTNET Svc, 7609 Chassis Bundles
SMARTNET 8x5xNBD Cisco 7609 9-slot, R
SMARTNET 8x5xNBD 7600 Series SPA Interface Processor 400
SMARTNET 8x5xNBD 2-Pt Gigabit Enet Shared Pt Adptr
7609 Chassis Bundles
Cisco 7609 9-slot, Redundant System, 2 SUP720-3BXL and 2 PS
Supervisor Engine 720-3BXL
Cat6500 Sup720/Sup32 Compact Flash Mem 128MB
Supervisor Engine 720-3BXL
Cat6500 Sup720/Sup32 Compact Flash Mem 128MB
2700W/4000W DC Option for CISCO7609/Cat 6509 Chassis
Cisco 7600-SUP720 IOS ADVANCED ENTERPRISE SERVICES SSH
Cat6500 48-port 10/100/1000 GE Mod: fabric enabled, RJ-45
Catalyst 6500 24-port GigE Mod: fabric-enabled (Req. SFPs)
GE SFP, LC connector SX transceiver
Catalyst 6500/Cisco 7600 Supervisor 720 Fabric MSFC3 PFC3BXL
Bootflash for SUP720 - 64MB-SP
Bootflash for SUP720-64MB-RP
Catalyst 6500/Cisco 7600 Supervisor 720 Fabric MSFC3 PFC3BXL
Bootflash for SUP720 - 64MB-SP
Bootflash for SUP720-64MB-RP
Catalyst 6500 256MB DDR, xCEF720 (67xx interface, DFC3A)
Catalyst 6500 Central Fwd Card for WS-X67xx modules
Firewall blade for 6500 and 7600, VFW License Separate
Firewall Module Software 3.1 for 6500 and 7600, 2 free VFW
Catalyst 6000 Content Switching Module
CSM 4.2.2 Software Release
8x5xNBD Svc, Firewall blade for Catalyst 6500
8x5xNBD SMARTNET Svc, 7609 Chassis Bundles
SMARTNET 8x5xNBD Cisco 7609 9-slot, R
Cisco Catalyst C2960G 44-port 10/100/1000
GE SFP, LC connector SX transceiver
Cisco Smartnet Extended Service Agreement 1yr (8x5 NBD)
Cisco SCE 2020 Service Control Engine, Multi Mode, 4-port GE

Cisco Service Control Engine DC Power Supply
Cisco Smartnet Extended Service Agreement 1yr (8x5 NBD)
2821 w/ AC PWR,2GE,4HWICs,3PVDM,1NME-X,2AIM,IP BASE,64F/256D
Cisco 2800 IP BASE W/O CRYPTO
16 port Asynchronous Module
Power Cord,110V
8 Lead Octal Cable (68 pin to 8 Male RJ-45s)
Cisco 2821/51 AC power supply
Device manager for routers
256MB DDR DRAM Memory factory default for the Cisco 2800
64MB CF default for Cisco 2800 Series
ONSITE 8X5XNBD 2821 w/ AC PWR,2FE,4HWICs
Catalyst 6500 Cisco Anomaly Detection Module
Service Module 5.0 software
1 Card -Guard (Prevention)
Guard 5.0 Module software
SMARTNET 8X5XNBD Catalyst 6500 Cisco
US robotics modem

Fiber Equipment

Description
Optical Passive:
FDP
Optical Electronics
Lucent WSM
Power:
10amp Breaker w/ mounting kit
19” Return Busbar Kit
30kVA Liebert NX 3 phase UPS
Blue 22’ L1530R1 w/ 3 pole 30 amp Square D QOB breaker
Blue 22’ L630R1 w/ QOB 2 pole 30A Square D breaker
DC -48 200A Breaker Panel
Liebert SlimLine Distribution Cabinet
Routing/Switching PDU
Server PDU
Misc.
Server Racks
Jumpers

Greenville

Communications Equipment

Description
7613 Chassis Bundles
Cisco 7613 13-slot, Redundant System, 2 SUP720-3BXL and 2 PS
Supervisor Engine 720-3BXL
Cat6500 Sup720/Sup32 Compact Flash Mem 128MB
Supervisor Engine 720-3BXL
Cat6500 Sup720/Sup32 Compact Flash Mem 128MB
2700W/4000W DC Option for CISCO7609/Cat 6509 Chassis
Cisco 7600-SUP720 IOS ADVANCED ENTERPRISE SERVICES SSH
Cisco 7600 Series SPA Interface Processor-400
Cisco 2-port Gigabit Ethernet Shared Port Adapter
1000BASE-LX/LH SFP (DOM)
Cisco 7600 Series SPA Interface Processor-400
Cisco 2-port Gigabit Ethernet Shared Port Adapter
1000BASE-LX/LH SFP (DOM)
Catalyst 6500 48-port GigE Mod: fabric-enabled (Req. SFPs)
Catalyst 6500 48-port GigE Mod: fabric-enabled (Req. SFPs)
Cat6500 48-port 10/100/1000 GE Mod: fabric enabled, RJ-45
High Speed Fan Tray for Catalyst 6513 / Cisco 7613
Catalyst 6500/Cisco 7600 Supervisor 720 Fabric MSFC3 PFC3BXL
Bootflash for SUP720 - 64MB-SP
Bootflash for SUP720-64MB-RP
Catalyst 6500/Cisco 7600 Supervisor 720 Fabric MSFC3 PFC3BXL
Bootflash for SUP720 - 64MB-SP
Bootflash for SUP720-64MB-RP
4000W DC Powr Sup for CISCO7609/13, Cat6509/13 chassis
SPA for Cisco 7600; No Physical Part; For Tracking Only
SPA for Cisco 7600; No Physical Part; For Tracking Only
Catalyst 6500 256MB DDR, xCEF720 (67xx interface, DFC3A)
Catalyst 6500 Central Fwd Card for WS-X67xx modules
Catalyst 6500 256MB DDR, xCEF720 (67xx interface, DFC3A)
Catalyst 6500 Central Fwd Card for WS-X67xx modules
Catalyst 6500 256MB DDR, xCEF720 (67xx interface, DFC3A)
Catalyst 6500 Central Fwd Card for WS-X67xx modules
8x5xNBD SMARTNET Svc, 7613 Chassis Bundles
SMARTNET 8x5xNBD Cisco 7613 13-slot,
SMARTNET 8x5xNBD 7600 Series SPA Interface Processor 400
SMARTNET 8x5xNBD 7600 Series SPA Interface Processor 400
SMARTNET 8x5xNBD 2-Pt Gigabit Enet Shared Pt Adptr
SMARTNET 8x5xNBD 2-Pt Gigabit Enet Shared Pt Adptr
GE SFP, LC connector LX/LH transceiver
GE SFP, LC connector ZX transceiver
GE SFP, LC connector LX/LH transceiver
Catalyst 6500 24-port GigE Mod: fabric-enabled (Req. SFPs)
Cisco ME 3400 Switch - 24 10/100 + 2 SFP, AC PS
Cisco ME 340X SERIES IOS METRO ACCESS W/O CRYPTO TAR
SMARTnet for ME3400 Series Products

cisco 2511 (68030) processor (revision M) with 14336K/2048K bytes of memory.
Cisco 7301 chassis, 256MB memory, A/C power,64MB Flash
Cisco 7301 Dual DC48 Power Supply Option
Cisco 7301 Series IOS IP
1GB memory upgrade for 7301
Compact Disk Flash for 7301,64MB option
Cisco Smartnet Extended Service Agreement 1yr (8x5 NBD)
US robotics modem
Description
Fiber Equipment
M2 Passive Optical Rack
M2 Passive Optical Splitter Cards
PBN Cards (Optical Rx)
PBN Cards (Optical Tx)
PBN Chassis (Optical Reciever)
PBN Chassis (Optical Transmiter)
PBN RF Splitter Rack
PBN Power Supply Module
Optical Passive:
MAMU 864
MAMU 288
Optical Electronics:
WSM Complete Equipment
Power:
Automatic Transfer Switch
Additional Rectifier Shelfs
Base System- LXP
Batteries
DP Generator
PCUs
Cabinet:
11.5x20x9 DP
Misc.
FDP Rack
Fence & Gate
Fire Suppression
Manholes
Racks
XIT Ground Rods
Modem
Jumpers
URD-A:
C4 Chassis
C4 CAM Physical Interface Card
C4 Cable Access Module
System Control Module

Fabric Control Module
Gigabit Ethernet network Access Card
Physical Interface Cards
C3 CMTS

Marsh

Communications Equipment

Description
7613 Chassis Bundles
Cisco 7613 13-slot, Redundant System, 2 SUP720-3BXL and 2 PS
Supervisor Engine 720-3BXL
Cat6500 Sup720/Sup32 Compact Flash Mem 128MB
Supervisor Engine 720-3BXL
Cat6500 Sup720/Sup32 Compact Flash Mem 128MB
2700W/4000W DC Option for CISCO7609/Cat 6509 Chassis
Cisco 7600-SUP720 IOS ADVANCED ENTERPRISE SERVICES SSH
Cisco 7600 Series SPA Interface Processor-400
Cisco 2-port Gigabit Ethernet Shared Port Adapter
1000BASE-LX/LH SFP (DOM)
Cisco 7600 Series SPA Interface Processor-400
Cisco 2-port Gigabit Ethernet Shared Port Adapter
1000BASE-LX/LH SFP (DOM)
Catalyst 6500 48-port GigE Mod: fabric-enabled (Req. SFPs)
Catalyst 6500 48-port GigE Mod: fabric-enabled (Req. SFPs)
Cat6500 48-port 10/100/1000 GE Mod: fabric enabled, RJ-45
High Speed Fan Tray for Catalyst 6513 / Cisco 7613
Catalyst 6500/Cisco 7600 Supervisor 720 Fabric MSFC3 PFC3BXL
Bootflash for SUP720 - 64MB-SP
Bootflash for SUP720-64MB-RP
Catalyst 6500/Cisco 7600 Supervisor 720 Fabric MSFC3 PFC3BXL
Bootflash for SUP720 - 64MB-SP
Bootflash for SUP720-64MB-RP
4000W DC Powr Sup for CISCO7609/13, Cat6509/13 chassis
SPA for Cisco 7600; No Physical Part; For Tracking Only
SPA for Cisco 7600; No Physical Part; For Tracking Only
Catalyst 6500 256MB DDR, xCEF720 (67xx interface, DFC3A)
Catalyst 6500 Central Fwd Card for WS-X67xx modules
Catalyst 6500 256MB DDR, xCEF720 (67xx interface, DFC3A)
Catalyst 6500 Central Fwd Card for WS-X67xx modules
Catalyst 6500 256MB DDR, xCEF720 (67xx interface, DFC3A)
Catalyst 6500 Central Fwd Card for WS-X67xx modules

8x5xNBD SMARTNET Svc, 7613 Chassis Bundles
SMARTNET 8x5xNBD Cisco 7613 13-slot,
SMARTNET 8x5xNBD 7600 Series SPA Interface Processor 400
SMARTNET 8x5xNBD 7600 Series SPA Interface Processor 400
SMARTNET 8x5xNBD 2-Pt Gigabit Enet Shared Pt Adptr
SMARTNET 8x5xNBD 2-Pt Gigabit Enet Shared Pt Adptr
GE SFP, LC connector LX/LH transceiver
Cisco 7301 chassis, 256MB memory, A/C power,64MB Flash
Cisco 7301 Dual DC48 Power Supply Option
Cisco 7301 Series IOS IP
1GB memory upgrade for 7301
Compact Disk Flash for 7301,64MB option
Cisco Smartnet Extended Service Agreement 1yr (8x5 NBD)

Fiber Equipment

Description
Optical Passive:
Fiber Jumpers
MAMU 864
Power:
Automatic Transfer Switch
Additional Rectifier Shelfs
Base System- LXP
Batteries
PCUs
Cabinet:
11.5x20x9 DP
Misc.
FDP Rack
Fence & Gate
Manholes
Racks
XIT Ground Rods

Centerville

Fiber Equipment

Description
Optical Passive:
MAMU 864
Power:
Automatic Transfer Switch
Additional Rectifier Shelfs
Base System- LXP
Batteries
PCUs
Cabinet:

11.5x20x9 DP
Misc.
FDP Rack
Fence & Gate
Manholes
Racks
XIT Ground Rods

Forestview

Description
Optical Passive:
MAMU 864
Power:
Automatic Transfer Switch
Additional Rectifier Shelfs
Base System- LXP
Batteries
PCUs
Cabinet:
11.5x20x9 DP
Misc.
FDP Rack
Racks

Ayers

Computing Equipment

Description
None

Communications Equipment

Description
None

Fiber Equipment

Description
Power:
Additional Rectifier Shelfs
Base System- LXP
Batteries
PCUs

EXHIBIT A

BILL OF SALE AND ASSIGNMENT

This Bill of Sale and Assignment (“Bill of Sale”) is dated as of May     , 2008, from CURRENT Communications of Texas, L.P., a Delaware limited partnership (“Seller”), to Oncor Electric Delivery Company LLC, a Delaware limited liability company (“Buyer”).

WHEREAS, Buyer, Seller and CURRENT Group, LLC, as guarantor, have executed and delivered an Agreement of Purchase and Sale of Network and Related Equipment, dated as of April 30, 2008 (the “Agreement”), providing for the transfer, assignment and sale to Buyer of the Constructed BPL Network and Assumed Contracts and Transferred Permits (as defined in the Agreement); and

WHEREAS, this Bill of Sale is being executed and delivered in order to effect the transfer, assignment and sale to Buyer of the Constructed BPL Network and Assumed Contracts and Transferred Permits;

NOW, THEREFORE, for and in consideration of the premises and mutual covenants set forth herein and in the Agreement and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Seller does hereby sell, assign, transfer, convey, grant and deliver to Buyer, effective as of the closing of business on the date hereof, all of the Constructed BPL Network and Assumed Contracts and Transferred Permits as more specifically set forth on Schedule A attached hereto.

TO HAVE AND TO HOLD the same unto Buyer, its successors and assigns, and for its and their own use and behalf forever.

The terms of the Agreement, including, but not limited to, Seller’s and Buyer’s representations, warranties, covenants, agreements, and indemnities relating to the Constructed BPL Network, are incorporated herein by reference. Each party acknowledges and agrees that the representations, warranties, covenants, agreements, and indemnities contained in the Agreement shall not be superseded hereby but shall remain in full force and effect to the full extent provided therein. In the event of any conflict or inconsistency between the terms of the Agreement and the terms hereof, the terms of the Agreement shall govern.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed in its corporate name by its proper officer as of the day and year first written above. Delivery by Seller of a facsimile signature to this Bill of Sale shall constitute delivery of an original, binding signature hereto.

CURRENT COMMUNICATIONS OF TEXAS, L.P.

By:
Name:
Title:

EXHIBIT B

LICENSE AGREEMENT

EXHIBIT C

RETURN MATERIAL AUTHORIZATION

Return Materials Authorization Request

Customer Input Section

Requested by:	Request Date:

Company:	E-Mail Address:

Phone:	Fax:

Product Name	Current Part Number

Quantity	Serial Numbers

Purchase Order Number:	Sales Order Number:

Discrepant Condition and Apparent Cause

CURRENT Use Only Below This Line

CURRENT Investigation Notes

RMA Disposition	Pending	RMA Number

CURRENT Approver		Date:

CURRENT Approver		Date:

CURRENT Approver		Date:

Disposition Notes

EXHIBIT D

FORM OF

SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release (this “Agreement”) is made and entered into this      day of May, 2008, by and between InfrastruX Energy Services BPL LLC (successor-in-interest to InfrastruX Energy Services BPL LP), a Delaware limited liability company (“IES”), and CURRENT Communications of Texas, L.P., a Delaware limited partnership (“CURRENT”) (each a “Party” and collectively the “Parties”).

RECITALS

WHEREAS, CURRENT and Oncor Electric Delivery Company LLC (“Oncor”), the parent company of IES, have entered into an Agreement of Purchase and Sale of Network and Related Equipment (the “APA”) with respect to the sale of substantially all of the assets of CURRENT, including the existing broadband over powerline network existing as of the date hereof;

WHEREAS, in connection with APA, Oncor and CURRENT have agreed to reduce the purchase price by any amounts owed from CURRENT to IES as of the date hereof resulting from the Services Agreement between IES and CURRENT dated October 9, 2006 and as subsequently amended (the “Original Agreement”);

WHEREAS, as a condition to closing the transactions contemplated by the APA and in consideration for the reduction in the purchase price for the amounts owed IES, the Parties now wish to settle and compromise all claims and disputes among them arising out of or relating to the Original Agreement;

NOW, THEREFORE, in consideration of the recitals set forth above, and in further consideration of the promises and actions contained herein, it is agreed as follows:

1. IES and CURRENT, other than with respect to IES’s failure to pay any of its subcontractors and/or material suppliers, in all capacities and each on behalf of itself and all of its past and present subsidiaries, affiliates, parents and divisions, together with the predecessors, successors and assigns of the same; and all of the partners, members, officers, directors, agents, and employees of the same, together with their heirs, administrators, executors, legal representatives, successors and assigns, hereby finally, unconditionally, irrevocably and absolutely releases, acquits, and forever discharges the other Party, its past, present and future subsidiaries, affiliates, parents and divisions, together with the predecessors, successors and assigns of the same; and all of the partners, members, officers, directors, attorneys, agents, and employees of the same, together with their heirs, administrators, executors, legal representatives, successors and assigns (together, the “Released Parties”) from and against any and all Claims (as defined below), arising out of, related to or happening in connection with any acts or omissions of any Party occurring prior to the date hereof. THIS IS A GENERAL WAIVER AND RELEASE OF CLAIMS.

2. Each Party represents and warrants to the other Parties is the owner of the Claims being compromised, settled, discharged and released pursuant to this Agreement and further warrants and represents that it has not previously assigned all or any part of such Claims to another entity or person.

3. Each Party covenants not to sue, or, except as may be compelled by legal process, otherwise participate in any action against any of the Released Parties based upon any of the Claims compromised, settled, discharged and released pursuant to this Agreement.

4. This Agreement is intended to compromise, terminate and constitute an accord and satisfaction of all of the Claims released hereby, as described above, and each of IES and CURRENT admits no liability, fault or wrongdoing of any nature or kind whatsoever and expressly denies and disclaims any liability, fault or wrongdoing alleged, or which could have been alleged, with regard to such Claims.

5. “Claims” means any and all presently known or unknown, fixed or contingent, legal or equitable, suspected or unsuspected, liabilities, actions, causes of action, claims, demands, indemnities, sums of money, expense reimbursements, obligations, debts, judgments, agreements, exceptions, costs, expenses, fees (including attorneys’ fees and court costs) and suits of any nature.

6. Other than as set forth in the APA, this Agreement represents the entire agreement among the Parties and supersedes and cancels any prior oral or written agreement. No provision hereof may be terminated, amended or waived other than in writing signed by the Party against whom the enforcement of such change is sought.

7. No failure or delay by any Party in exercising any right or remedy under this Agreement and no course of dealing among the Parties, operates as a waiver of such right or remedy, and no single or partial exercise of any such right or remedy precludes any other or further exercise of such right or remedy or the exercise of any other right or remedy. Any enumeration of a Party’s rights and remedies in this Agreement is not intended to be exclusive, and a Party’s rights and remedies are intended to be cumulative to the extent permitted by law and include any rights and remedies authorized in law, by contract or in equity.

8. This Agreement is governed by and shall be construed in accordance with laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than State of Texas. The Parties hereto mutually consent to the jurisdiction of the federal and state courts in Dallas County, Texas and agree that any action, suit or proceeding concerning, related to or arising out of this Agreement and the negotiation of this Agreement will be brought only in a federal or state court in Dallas County, Texas and the Parties hereto agree that they will not raise any defense or objection or file any motion based on lack of personal jurisdiction, improper venue, inconvenience of the forum or the like in any case filed in a federal or state court in Dallas County, Texas. The Parties agree that any action or suit arising from this Agreement shall be brought in Dallas County, Texas, and venue shall be in Dallas County, Dallas, Texas.

9. The Parties participated jointly in the negotiation and preparation of the Agreement. In the event of any dispute concerning the construction or interpretation of this Agreement or any ambiguity hereof, there shall be no presumption that this Agreement or any provision hereof be construed against either Party.

10. CURRENT and IES acknowledge that they have read this Agreement, that they understand it, and that they sign it voluntarily. Moreover, by signing below, a limited liability company or corporate representative of each Party represents that he or she has all limited liability or corporate authority necessary to execute this Agreement, that he or she has read the Agreement, has had the opportunity to ask such Party’s attorney questions about it, and understands its terms.

11. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile or electronic transmission signature will be final and legal in all aspects as if it were an original signature to this Agreement.

12. InfrastruX Energy Services BPL LLC represents and warrants that it is the successor-in-interest to InfrastruX Energy Services BPL LP.

[SIGNATURE PAGE FOLLOWS]

WHEREFORE, the undersigned execute this Agreement, effective as of the date above written.

CURRENT COMMUNICATIONS OF TEXAS, L.P.

By:
Its:
Date:

INFRASTRUX ENERGY SERVICES BPL LLC

By:
Its:
Date: